RECKSON ASSOCIATES REALTY CORP.
                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA
                   FOR THE SECOND QUARTER ENDED JUNE 30, 2001

Reporting Period Highlights
---------------------------


o Reported diluted FFO of $.70 per share for the second quarter of 2001, as compared to $.65 per share for the comparable 2000 period, representing an increase of 7.7%. FFO for the second quarter 2001 includes a $3.5 million or $.04 per share charge to reserve against interest income accrued for the quarter on the Company's two loans to Frontline Capital Group.

o Reported FFO for the six months ended June 30, 2001 of $1.38 per share, as compared to FFO of $1.27 per share for the six months ended June 30, 2000, representing a per share increase of 8.7%.

o Reported second quarter diluted EPS of $.32 per Class A common share, as compared to EPS of $.40 per Class A common share for the second quarter of 2000. The decrease is attributable to a $6.7 million gain on sale of real estate assets in the second quarter 2000 with no asset sales in the second quarter of 2001. Adjusting for the gain on sale of real estate assets, diluted EPS for the second quarter 2000 was $.30 per Class A common share as compared to $.32 per Class A common share for the second quarter 2001 representing an increase of 6.7%.

o Generated a 9.6% increase (GAAP) and 8.5% increase (cash) in same property NOI for the second quarter of 2001.

o Generated same space rent growth of 23.2% (GAAP) and 13.7% (cash) for Office and 19.9% (GAAP) and 7.0% (cash) for Industrial/R&D for the second quarter of 2001.

o Completed a $250 million ten year mortgage financing on 919 Third Avenue with an interest rate of 6.867% per annum.

o Completed a $75 million five year mortgage financing on 1350 Avenue of the Americas with an interest rate of 6.52% per annum.

o Continued leasing momentum at Reckson Executive Park in Melville, the Company's newly developed Class A office building, with leased space now totaling 86,762 square feet, representing 31% of the total rentable space.

o Completed dispositions of three non-core office assets totaling approximately $32 million and entered into contracts to sell three additional non-core office assets totaling approximately $53 million as part of the Company's capital recycling program.

o Entered into a letter of intent to sell a 49% interest in 919 Third Avenue to a domestic institutional pension fund.

o Moody's Investor Service reaffirmed the investment grade rating of Baa3 on the Company's senior unsecured debt and maintained a stable rating outlook opinion.

o Increased the dividend on the Company's Class A common stock by 10% and increased the dividend on the Company's Class B common stock by 8.2%.

                         RECKSON ASSOCIATES REALTY CORP.
                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA
                      FOR THE QUARTER ENDING JUNE 30, 2001

                               TABLE OF CONTENTS
                               -----------------

                                                                                                  PAGE
                                                                                                  ----

o   Company Background.............................................................................  1

o   Summary Statement of Operating Data............................................................  6

o   Selected Financial Information.................................................................  7

o   Funds from Operations Analysis.................................................................  8

o   Cash Available for Distribution Analysis.......................................................  9

o   Balance Sheet.................................................................................. 10

o   Ratios Computed for Industry Comparisons....................................................... 11

o   Total Debt & Preferred Securities.............................................................. 12

o   Core Operating Results

    o Occupancy Analysis........................................................................... 14

    o Executed Lease and Renewal Analysis.......................................................... 17

    o Lease Expiration Analysis.................................................................... 18

    o Portfolio Snapshot........................................................................... 25

    o Capital Expenditure Analysis................................................................. 27


o   Market Statistics

    o Market Overview Analysis.....................................................................  29

    o Long Island Sub-market Analysis..............................................................  30

    o Westchester Sub-market Analysis..............................................................  32

    o New Jersey Sub-market Analysis...............................................................  34

    o New York City Sub-market Analysis............................................................  36

o   Value Creation Pipeline Statistics.............................................................  38


Estimates of future FFO per share and certain other matters discussed herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in such forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of results and no assurance can be given that the expected results will be delivered. Such forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expected. Among those risks, trends and uncertainties are the general economic climate, including the conditions affecting industries in which our principal tenants compete; changes in the supply of and demand for office and industrial properties in the New York Tri-State area; changes in interest rate levels; downturns in rental rate levels in our markets and our ability to lease or release space in a timely manner at current or anticipated rental rate levels; the availability of financing to us or our tenants; changes in operating costs, including utility costs; repayment of debt owed to the Company by third parties (including FrontLine Capital Group); risks associated with joint ventures; and other risks associated with the development and acquisition of properties, including risks that development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors that could impact us, reference is made to our filings with the Securities and Exchange Commission. We are subject to the reporting requirements of the Securities and Exchange Commission and undertake no responsibility to update or supplement information contained in this Supplemental Operating and Financial Data Package that subsequently becomes untrue.

                                       ###

                                  CORE IDEOLOGY


VISION
------

Reckson will be the "Landlord of Choice" in the New York Tri-State area.


MISSION
-------

We are in the business of improving the quality of life in the workplace through innovation, design excellence and providing premier service.


VALUES
------

o    Tenant satisfaction comes first

o    Do what is right by acting honestly, fairly and maintaining integrity

o Act as a team, share knowledge, foster a challenging and rewarding work experience for all employees

o Strive for continued improvement individually and continued progress as a Company

o    Be responsible to the communities in which we operate

o    Treat our shareholders as we would treat our partners

By acting in this manner, we will maximize the value of our Company.


                                [GRAPHIC OMITTED]

COMPANY BACKGROUND
------------------


Reckson Associates Realty Corp. ("Reckson") is a self-administered and self-managed real estate investment trust ("REIT") that is one of the largest publicly traded owners, developers and managers of Class A office and industrial properties in the New York Tri-State area. Reckson is structured as an UPREIT, therefore its property operations are conducted through Reckson Operating Partnership, a limited partnership in which the Company is the sole general partner.

On June 2, 1995, Reckson successfully completed its initial public offering. Subsequently, Reckson expanded from its Long Island base and established operating divisions in Westchester, Connecticut, New Jersey and New York City. Each division was opened by acquiring a critical mass of assets and a local management team which had significant experience, local market expertise and well-established relationships in each of their respective markets.

Through a predecessor entity, Reckson commenced operations in 1958 and grew steadily through the 1960s, 1970s, 1980s and 1990s by developing and redeveloping Class A office and industrial properties throughout Long Island. Today, Reckson owns 185 properties comprised of approximately 21 million square feet located throughout the New York Tri-State area markets. These properties are comprised of 14.1 million square feet of office space and 6.9 million square feet of industrial space. Reckson also owns approximately 283 acres of unencumbered land which is either located contiguous to one of the Company's existing properties or on major thoroughfares.

Since completing its initial public offering in June 1995, Reckson has acquired, contracted to acquire or developed approximately 16.5 million square feet of office and industrial real estate assets for approximately $2.1 billion and has generated a total return to its initial Class A common shareholders of approximately 176% for the period June 2, 1995 through June 30, 2001. Reckson's management currently owns approximately 9% of the equity of the Company.

Reckson is a fully integrated real estate company, having in-house expertise in leasing, design and development, construction, property and asset management, architectural services and financial controls, reporting and planning.

INVESTOR INFORMATION
--------------------

RECKSON ASSOCIATES
------------------

225 Broadhollow Road
Melville, New York 11747
(631) 694-6900 (Phone)
(631) 622-6790 (Facsimile)

Donald Rechler                      Co-Chief Executive Officer
                                    Chairman of the Board
Scott Rechler                       Co-Chief Executive Officer
Michael Maturo                      Chief Financial Officer
                                    Executive Vice President

Research Coverage
-----------------

CIBC World Markets                  Anthony Paolone                             212/667-8116
Credit Suisse First Boston          Lawrence Raiman                             212/538-2380
Deutsche Banc Alex. Brown           Louis Taylor                                212/469-4912
Goldman Sachs                       David Kostin/James Kammert                  212/902-6781
Greenstreet Advisors                John Lutzius                                949/640-8780
Legg Mason                          David Fick/Ken Weinberg                     410/454-5081
Lehman Brothers                     David Shulman/Stuart Axelrod                212/526-3413
McDonald & Company                  Anatole Pevnev                              216/443-2300
Merrill Lynch                       Steve Sakwa/Rahul Bhattacharjee             212/449-0335
Salomon Smith Barney                Jonathan Litt/Gary Boston                   212/816-0231


TIMING
------

Quarterly results will be announced according to the following anticipated schedule:

First Quarter                       Early May

Second Quarter                      Early August
Third Quarter                       Early November
Fourth Quarter and Year-End         Late February

STOCK DATA
----------

Reckson Associates' Class A common stock is traded primarily on the New York Stock Exchange under the symbol: RA. The following summarizes recent activity of Reckson's Class A common stock:

---------------------------------------------------------------------- --------------- --------------- ------------------
                                                                             1st             2nd          July 1, 2001
                                                                            Quarter         Quarter           to
                                                                             2001            2001        August 3, 2001
---------------------------------------------------------------------- --------------- --------------- ------------------

High Price*                                                                 $25.88       $ 23. 90            $22.91
---------------------------------------------------------------------- --------------- --------------- ------------------

Low Price*                                                                 $ 21.90        $ 21.14            $21.90
---------------------------------------------------------------------- --------------- --------------- ------------------

Closing Price*                                                             $ 22.30        $ 23.00            $22.36
---------------------------------------------------------------------- --------------- --------------- ------------------

Average daily trading volume*                                              195,310        265,162           273,308
---------------------------------------------------------------------- --------------- --------------- ------------------

Indicated dividend per share**                                             $ 1.544       $ 1.6984          $ 1.6984
---------------------------------------------------------------------- --------------- --------------- ------------------

Closing dividend yield                                                       6.92%           7.38%            7.60%
---------------------------------------------------------------------- --------------- --------------- ------------------

Closing shares and units outstanding  (thousands)                           53,505         57,264            57,264
---------------------------------------------------------------------- --------------- --------------- ------------------

Closing market value of shares and units outstanding  (thousands)       $1,193,200      1,317,100         1,280,400
---------------------------------------------------------------------- --------------- --------------- ------------------

*   New York Stock Exchange trades only
**  On an annual basis

                         COMPARATIVE MARKET PERFORMANCE

                                [GRAPHIC OMITTED]

               MONTHLY INDEXED CLASS A COMMON STOCK PRICE HISTORY

                       Reckson                                      Office
                      Associates    Wilshire Reit                 Industrial
                        Realty          Index        S&P 500       Composite
         5/26/1995      100.00          100.00       100.00         100.00
         5/31/1995      100.00          100.00       101.86         101.51
         6/30/1995       99.49          101.16       104.03         103.08
         7/31/1995      105.13          102.09       107.34         105.27
         8/31/1995      106.15          102.49       107.30         105.19
         9/29/1995      108.72          103.64       111.60         107.82
        10/31/1995      110.26          100.01       111.05         106.07
        11/30/1995      114.36          100.54       115.61         107.39
        12/29/1995      120.51          105.61       117.62         116.53
         1/31/1996      125.64          106.56       121.46         120.82
         2/29/1996      120.00          107.56       122.30         125.01
         3/29/1996      125.64          106.59       123.27         125.58
         4/30/1996      122.05          106.03       124.93         134.14
         5/31/1996      128.21          107.96       127.78         129.63
         6/28/1996      135.38          109.08       128.07         128.41
         7/31/1996      138.97          108.83       122.21         127.64
         8/30/1996      145.13          112.68       124.51         135.69
         9/30/1996      152.31          114.50       131.25         139.12
        10/31/1996      146.15          116.92       134.68         134.11
        11/29/1996      155.38          121.43       144.57         144.86
        12/31/1996      173.33          134.46       141.46         161.06
         1/31/1997      182.56          134.96       150.13         165.48
         2/28/1997      187.69          133.91       151.02         165.16
         3/31/1997      189.23          133.93       144.59         163.58
         4/30/1997      189.74          128.59       153.03         151.17
         5/30/1997      184.62          131.76       161.99         153.22
         6/30/1997      188.72          138.04       169.03         161.38
         7/31/1997      204.10          140.94       182.24         168.31
         8/29/1997      197.95          139.59       171.77         169.46
         9/30/1997      218.46          151.92       180.90         184.70
        10/31/1997      214.87          146.76       174.66         178.50
        11/28/1997      217.95          149.17       182.45         179.74
        12/31/1997      208.21          151.19       185.32         185.66
         1/30/1998      211.79          149.12       187.20         180.31
         2/27/1998      206.67          145.53       200.39         174.92
         3/31/1998      216.41          147.85       210.40         177.27
         4/30/1998      201.03          142.25       212.31         169.53
         5/29/1998      204.10          140.65       208.31         166.45
         6/30/1998      193.85          139.73       216.53         161.95
         7/31/1998      186.15          129.28       214.01         150.77
         8/31/1998      175.90          116.59       182.81         134.72
         9/30/1998      192.82          122.73       194.22         143.74
        10/30/1998      186.15          119.76       209.81         137.06

                       Reckson                                      Office
                      Associates    Wilshire Reit                 Industrial
                        Realty          Index        S&P 500       Composite
        11/30/1998      189.23          121.27       222.22         142.62
        12/31/1998      182.05          117.73       234.74         142.95
         1/29/1999      180.51          114.51       244.37         136.71
         2/26/1999      174.36          112.32       236.48         133.98
         3/31/1999      168.72          111.09       245.65         130.86
         4/30/1999      184.62          121.27       254.98         145.75
         5/28/1999      212.31          123.96       248.61         151.61
         6/30/1999      193.33          120.74       262.14         148.80
         7/30/1999      183.08          116.20       253.74         141.02
         8/31/1999      170.26          114.43       252.16         141.14
         9/30/1999      170.77          108.45       244.96         133.73
        10/29/1999      151.79          105.62       260.27         128.71
        11/30/1999      165.64          103.40       265.24         125.60
        12/31/1999      168.21          105.99       280.58         134.07
         1/31/2000      162.05          106.35       266.30         131.90
         2/29/2000      151.79          104.14       260.94         130.06
         3/31/2000      153.85          107.12       286.18         134.95
         4/28/2000      164.62          114.20       277.37         143.91
         5/31/2000      180.00          115.08       271.29         144.78
         6/30/2000      194.87          116.87       277.78         151.13
         7/31/2000      215.38          127.38       273.24         165.17
         8/31/2000      199.49          122.01       289.83         155.70
         9/29/2000      209.23          125.55       274.33         163.07
        10/31/2000      185.64          119.63       272.97         155.64
        11/30/2000      192.31          121.49       251.11         156.73
        12/29/2000      205.64          128.65       252.13         166.54
         1/31/2001      197.74          128.27       260.86         160.64
         2/28/2001      191.18          125.57       236.79         157.01
         3/30/2001      182.97          125.23       221.59         156.94
         4/30/2001      192.90          127.46       238.61         159.88
         5/31/2001      178.05          129.89       239.82         158.72
         6/29/2001      188.72          136.65       233.82         171.19
         7/31/2001      181.74          133.22       231.31         166.24
          8/1/2001      182.73          134.02       232.20         166.90

 Office Industrial Composite:

Brandywine Realty, SL Green Realty, Arden Realty, Prentiss Properties, Kilroy Realty, Highwoods, Liberty Property, CarrAmerica, Equity Office, Mack-Cali

Stock Data Continued...

Reckson Associates' Class B common stock is traded primarily on the New York Stock Exchange under the symbol: RA.B. The following summarizes recent activity of Reckson's Class B common stock:


-------------------------------------------------------- --------------- --------------- ------------------
                                                               1st             2nd        July 1, 2001
                                                             Quarter         Quarter           to
                                                               2001            2001       August 3, 2001
-------------------------------------------------------- --------------- --------------- ------------------

High Price*                                                  $ 27.50        $ 25.00           $ 24.47
-------------------------------------------------------- --------------- --------------- ------------------

Low Price*                                                   $ 22.90        $ 22.40           $ 23.29
-------------------------------------------------------- --------------- --------------- ------------------

Closing Price*                                               $ 23.55        $ 24.61           $ 23.90
-------------------------------------------------------- --------------- --------------- ------------------

Average daily trading volume*                                 47,844         74,622            41,246
-------------------------------------------------------- --------------- --------------- ------------------

Indicated dividend per share**                                $ 2.40       $ 2.5968          $ 2.5968
-------------------------------------------------------- --------------- --------------- ------------------

Closing dividend yield                                         10.19%         10.55%            10.87%
-------------------------------------------------------- --------------- --------------- ------------------

Closing shares outstanding  (thousands)                       10,284         10,284            10,284
-------------------------------------------------------- --------------- --------------- ------------------

Closing market value of shares outstanding (thousands)      $242,200        253,100           245,800
-------------------------------------------------------- --------------- --------------- ------------------

*        New York Stock Exchange trades only
**       On an annual basis

Reckson Associates' Series A preferred stock is traded primarily on the New York Stock Exchange under the symbol: RA.A (pfd). The following summarizes recent activity of Reckson's Series A preferred stock:


---------------------------------------------------------------------- --------------- --------------- ------------------
                                                                               1st          2nd          July 1, 2001
                                                                            Quarter         Quarter           to
                                                                              2001            2001      August 3, 2001
---------------------------------------------------------------------- --------------- --------------- ------------------

High Price*                                                               $ 24.13          $ 23.15           $23.10
---------------------------------------------------------------------- --------------- --------------- ------------------

Low Price*                                                                $ 21.00           $20.80          $ 21.95
---------------------------------------------------------------------- --------------- --------------- ------------------

Closing Price*                                                            $ 21.50           $23.15           $22.30
---------------------------------------------------------------------- --------------- --------------- ------------------

Average daily trading volume*                                              34,474           37,638           81,192
---------------------------------------------------------------------- --------------- --------------- ------------------

Indicated dividend per share**                                           $ 1.9064         $ 1.9064         $ 1.9064
---------------------------------------------------------------------- --------------- --------------- ------------------

Closing dividend yield                                                       8.87%            8.23%            8.55%
---------------------------------------------------------------------- --------------- --------------- ------------------

Closing shares outstanding  (thousands)                                     9,192            9,192            9,192
---------------------------------------------------------------------- --------------- --------------- ------------------

Closing market value of shares outstanding (thousands)                   $197,600          212,800          205,000
---------------------------------------------------------------------- --------------- --------------- ------------------


*        New York Stock Exchange trades only
**       On an annual basis

RECKSON ASSOCIATES REALTY CORP.
SUMMARY STATEMENT OF OPERATING DATA
JUNE 30, 2001
(IN THOUSANDS)


                                                                             Three months ended             Six months ended
                                                                                  June 30,                       June 30,
                                                                          -----------------------        ----------------------
                                                                             2001           2000           2001           2000
                                                                          --------        -------        -------       --------
REVENUES:
---------------------------------------
     Base rents                                                           $111,184        $96,099       $218,678       $190,499
     Tenant escalation and reimbursements                                   14,165         12,984         30,110         25,830
                                                                          --------        -------        -------       --------
                                                                           125,349        109,083        248,788        216,329
                                                                          --------        -------        -------       --------
OPERATING EXPENSES:
---------------------------------------
     Operating expenses                                                     23,453         20,634         47,223         42,574
     Real estate taxes                                                      17,421         15,874         34,645         32,223
                                                                          --------        -------        -------       --------
       Total operating expenses                                             40,874         36,508         81,868         74,797
                                                                          --------        -------        -------       --------

NET OPERATING INCOME                                                        84,475         72,575        166,920        141,532
     GROSS MARGIN %                                                          67.39%         66.53%         67.09%         65.42%

OTHER INCOME:
---------------------------------------
     Equity in earnings of service companies and real estate joint ventures    801          1,775          1,199          3,187
     Interest income on mortgage notes and notes receivable                  1,559          2,190          3,067          4,476
     Gain on sales of real estate                                                -          6,662              -          6,662
     Other                                                                   4,678          5,745         10,219         12,459
                                                                          --------        -------        -------       --------
                                                                             7,038         16,372         14,485         26,784
                                                                          --------        -------        -------       --------
 OTHER EXPENSES:
---------------------------------------
     Interest expense                                                       23,562         24,176         47,193         48,016
     Marketing, general and administrative                                   8,411          6,509         15,908         12,947
     Depreciation and amortization                                          27,172         22,426         50,693         43,437
                                                                          --------        -------        -------       --------
                                                                            59,145         53,111        113,794        104,400
                                                                          --------        -------        -------       --------

Distributions to preferred unitholders                                         461            660          1,121          1,321
Minority partners' interests in consolidated partnerships                    4,065          1,925          9,820          3,899
Limited partners' minority interest in the operating partnership             2,616          3,083          5,331          5,361
                                                                          --------        -------        -------       --------
                                                                             7,142          5,668         16,272         10,581
                                                                          --------        -------        -------       --------

INCOME BEFORE DIVIDENDS TO PREFERRED SHAREHOLDERS                           25,226         30,168         51,339         53,335

     Dividends to preferred shareholders                                     5,467          7,197         10,892         14,521
                                                                          --------        -------        -------       --------

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                                $19,759        $22,971        $40,447        $38,814
                                                                          ========        =======        =======       ========


Net income available to:
     Class A common shareholders                                           $15,109        $16,655        $30,417        $28,101
     Class B common shareholders                                             4,650          6,316         10,030         10,713

Total                                                                      $19,759        $22,971        $40,447        $38,814

Basic net income per weighted average common share:
     Class A common shareholders                                             $0.32          $0.40          $0.66          $0.69
                                                                          ========        =======        =======       ========
     Class B common shareholders                                             $0.45          $0.61          $0.98          $1.04
                                                                          ========        =======        =======       ========

Basic weighted average common shares outstanding:
     Class A common shareholders                                        47,221,917     41,343,118     46,357,533     40,862,650
     Class B common shareholders                                        10,283,513     10,283,513     10,283,513     10,283,556

Diluted net income per weighted average common share:
     Class A common shareholders                                             $0.32          $0.40          $0.65          $0.68
                                                                          ========        =======        =======       ========
     Class B common shareholders                                             $0.34          $0.44          $0.71          $0.75
                                                                          ========        =======        =======       ========

Diluted weighted average common shares outstanding:
     Class A common shareholders                                        47,600,390     41,700,478     46,779,905     41,204,762
     Class B common shareholders                                        10,283,513     10,283,513     10,283,513     10,283,556


RECKSON ASSOCIATES REALTY CORP.
JUNE 30, 2001
(IN THOUSANDS EXCEPT PER SHARE DATA)


SELECTED FINANCIAL INFORMATION:                                  Three months ended                     Six months ended
                                                                      June 30,                               June 30,
                                                               -----------------------               -----------------------
                                                               2001               2000               2001               2000
                                                              --------           --------           --------           --------

OPERATING DATA:

   Total revenues:                                            $132,387           $125,455           $263,273           $243,113
                                                              ========           ========           ========           ========

   Income before limited partners' minority interest
     in the operating partnership, distributions to preferred
     unitholders and dividends to preferred shareholders       $28,303            $33,911            $57,791            $60,017

   Less:

        Limited partners' minority interest in the operating
         partnerships                                            2,616              3,083              5,331              5,361

        Distributions to preferred unitholders                     461                660              1,121              1,321

        Dividends to preferred shareholders                      5,467              7,197             10,892             14,521
                                                              ---------          ---------           --------          ---------

   Net Income available to common shareholders                 $19,759            $22,971            $40,447            $38,814
                                                              ========           ========           ========           ========

   Funds From Operations:
        Basic                                                  $48,063            $41,118            $94,508            $79,447
                                                              ========           ========           ========           ========
        Diluted                                                $55,021            $50,569           $109,145            $98,476
                                                              ========           ========           ========           ========

   Cash Available for Distribution:
        Basic                                                  $31,482            $29,499            $63,487            $59,169
                                                              ========           ========           ========           ========
        Diluted                                                $32,973            $38,950            $67,232            $78,198
                                                              ========           ========           ========           ========

   Interest expense                                            $23,562            $24,176            $47,193            $48,016
                                                              ========           ========           ========           ========
   Capitalized interest expense                                 $2,884             $2,811             $5,587             $5,173
                                                              ========           ========           ========           ========

   Non-incremental capitalized improvements                     $1,629             $1,446             $2,264             $2,697
                                                              ========           ========           ========           ========

   Non-incremental capitalized tenant improvements
        and leasing commissions                                 $4,098             $1,873             $6,744             $4,743
                                                              ========           ========           ========           ========

   Marketing, general and administrative expenses               $8,411             $6,509            $15,908            $12,947
                                                              ========           ========           ========           ========



BALANCE SHEET DATA:                                                  June 30,
                                                            --------------------------
                                                              2001               2000
                                                            ----------          ------

   Commercial real estate investments before depreciation   $2,860,491         $2,362,269
                                                            ==========         ==========

   Investment in mortgage notes and notes receivable           $55,223           $356,642
                                                            ==========         ==========

   Investment in real estate joint ventures                    $69,026            $37,548
                                                            ==========         ==========

   Total assets                                             $3,112,242         $2,884,667
                                                            ==========         ==========

   Total debt                                               $1,514,194         $1,425,414
                                                            ==========         ==========

   Total debt (Including our share of joint venture
   debt and net of minority partners' interests share
   of joint venture debt)                                   $1,500,081         $1,411,243
                                                            ==========         ==========

Book equity (Total assets less Total debt)                  $1,598,048         $1,459,253
                                                            ==========         ==========

MARKET CAPITALIZATION DATA:

   Common shares and units                                  $1,570,139         $1,515,002
                                                            ==========         ==========

   Preferred shares, units and interest                       $314,533           $407,318
                                                            ==========         ==========

   Total market capitalization                              $3,384,753         $3,333,563
                                                            ==========         ==========

RECKSON ASSOCIATES REALTY CORP.
FUNDS FROM OPERATIONS
JUNE 30, 2001
(IN THOUSANDS EXCEPT PER SHARE / UNIT DATA)



                                                                                     Three months ended
                                                                                          June 30
                                                                       -----------------------------------------------
                                                                               2001                      2000
                                                                       ---------------------     ---------------------


NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                                         $19,759                   $22,971

Add back:

     Real estate depreciation and amortization                                       26,727                    21,937
     Minority partners' interests in consolidated partnerships                        4,065                     1,925
     Limited partners' minority interest in the operating                             2,616                     3,083
partnership

Less :

     Gain on sales of real estate                                                    ---                        6,662
     Amounts distributable to minority partners in consolidated                       5,104                     2,136
partnerships
                                                                       ---------------------     ---------------------

BASIC FUNDS FROM OPERATIONS ("FFO")                                                  48,063                    41,118

Add:
     Dividends and distributions on dilutive shares and units                         6,958                     9,451
                                                                       ---------------------     ---------------------

DILUTED FFO                                                                         $55,021                   $50,569
                                                                       =====================     =====================


BASIC FFO CALCULATIONS:
-----------------------

     Weighted average common shares outstanding                                      57,505                    51,627
     Weighted average units of limited partnership interest                           7,763                     7,695
outstanding
                                                                       ---------------------     ---------------------

     Basic weighted average common shares and units outstanding                      65,268                    59,322
                                                                       =====================     =====================

     Basic FFO per weighted average common share or unit                              $0.74                     $0.69
                                                                       =====================     =====================

     Basic weighted average dividends or distributions per share                      $0.46                     $0.42
or unit
                                                                       =====================     =====================

     Basic FFO payout ratio                                                           62.1%                     60.8%
                                                                       =====================     =====================


DILUTED FFO CALCULATIONS:
-------------------------

     Basic weighted average common shares and units outstanding                      65,268                    59,322
     Adjustments for dilutive FFO weighted average shares and
units outstanding:
     Add:
          Weighted average common stock equivalents                                     378                       357
          Weighted average shares of Series A Preferred Stock                         8,060                     8,060
          Weighted average shares of Series B Preferred Stock                         1,919                     5,294
          Weighted average shares of minority partners preferred                      2,277                     3,454
interest
          Weighted average units of preferred limited                                 1,127                     1,367
partnership interest
                                                                       ---------------------     ---------------------

     Dilutive FFO weighted average shares and units outstanding                      79,029                    77,854
                                                                       =====================     =====================

     Diluted FFO per weighted average share or unit                                   $0.70                     $0.65
                                                                       =====================     =====================

     Diluted weighted average dividends or distributions per                          $0.45                     $0.41
share or unit
                                                                       =====================     =====================
     Diluted FFO payout ratio                                                         64.9%                     63.6%
                                                                       =====================     =====================


                                                                                    Six months ended
                                                                                        June 30
                                                                       ------------------------------------------------
                                                                               2001                       2000
                                                                       ----------------------     ---------------------


Net Income available to common shareholders                                          $40,447                   $38,814

Add back:

     Real estate depreciation and amortization                                        49,715                    42,552
     Minority partners' interests in consolidated partnerships                         9,820                     3,899
     Limited partners' minority interest in the operating                              5,331                     5,361
partnership

Less :

     Gain on sales of real estate                                                     ---                        6,662
     Amounts distributable to minority partners in consolidated                       10,805                     4,517
partnerships
                                                                       ----------------------     ---------------------

Basic Funds From Operations ("FFO")                                                   94,508                    79,447

Add:
     Dividends and distributions on dilutive shares and units                         14,637                    19,029
                                                                       ----------------------     ---------------------

Diluted FFO                                                                         $109,145                   $98,476
                                                                       =====================     =====================


Basic FFO calculations:

     Weighted average common shares outstanding                                       56,641                    51,146
     Weighted average units of limited partnership interest                            7,728                     7,697
outstanding
                                                                       ----------------------     ---------------------

     Basic weighted average common shares and units outstanding                       64,369                    58,843
                                                                       =====================     =====================

     Basic FFO per weighted average common share or unit                               $1.47                     $1.35
                                                                       =====================     =====================

     Basic weighted average dividends or distributions per share                       $0.88                     $0.83
or unit
                                                                       =====================     =====================
     Basic FFO payout ratio                                                            59.8%                     61.2%
                                                                       =====================     =====================


Diluted FFO calculations:

     Basic weighted average common shares and units outstanding                       64,369                    58,843
     Adjustments for dilutive FFO weighted average shares and
units outstanding:
     Add:
          Weighted average common stock equivalents                                      422                       342
          Weighted average shares of Series A Preferred Stock                          8,060                     8,060
          Weighted average shares of Series B Preferred Stock                          1,919                     5,526
          Weighted average shares of minority partners preferred                       2,862                     3,454
interest
          Weighted average units of preferred limited                                  1,246                     1,367
partnership interest
                                                                       ----------------------     ---------------------

     Dilutive FFO weighted average shares and units outstanding                       78,878                    77,592
                                                                       =====================     =====================

     Diluted FFO per weighted average share or unit                                    $1.38                     $1.27
                                                                       =====================     =====================

     Diluted weighted average dividends or distributions per                           $0.87                     $0.81
share or unit
                                                                       =====================     =====================
     Diluted FFO payout ratio                                                          62.6%                     63.8%
                                                                       =====================     =====================


RECKSON ASSOCIATES REALTY CORP.
CASH AVAILABLE FOR DISTRIBUTION
JUNE 30, 2001
(IN THOUSANDS EXCEPT PER SHARE / UNIT DATA)


                                                                                     Three months ended
                                                                                          June 30
                                                                       -----------------------------------------------
                                                                               2001                      2000
                                                                       ---------------------     ---------------------

BASIC FUNDS FROM OPERATIONS                                                         $48,063                   $41,118

Less :

     Straight line rents     (Note a)                                                10,854                     8,300
     Non-incremental capitalized tenant improvements and leasing
        commissions                                                                   4,098                     1,873
     Non-incremental capitalized Improvements                                         1,629                     1,446
                                                                       ---------------------     ---------------------

BASIC CASH AVAILABLE FOR DISTRIBUTION ("CAD")                                        31,482                    29,499

Add:
     Dividends and distributions on dilutive shares and units                         1,491                     9,451
                                                                       ---------------------     ---------------------

DILUTED CAD                                                                         $32,973                   $38,950
                                                                       =====================     =====================


BASIC CAD CALCULATIONS:
-----------------------

     Weighted average common shares outstanding                                      57,505                    51,627
     Weighted average units of limited partnership interest                           7,763                     7,695
outstanding
                                                                       ---------------------     ---------------------

     Basic weighted average common shares and units outstanding                      65,268                    59,322
                                                                       =====================     =====================

     Basic CAD per weighted average common share or unit                              $0.48                     $0.50
                                                                       =====================     =====================

     Basic weighted average dividends or distributions per share                      $0.46                     $0.42
     or unit
                                                                       =====================     =====================

     Basic CAD payout ratio                                                            94.8%                     84.7%
                                                                       =====================     =====================

DILUTED CAD CALCULATIONS:
-------------------------

     Basic weighted average common shares and units outstanding                      65,268                    59,322
     Adjustments for dilutive CAD weighted average shares and
     units outstanding:

Add:

     Weighted average common stock equivalents                                          378                       357
     Weighted average shares of Series A Preferred Stock                                 --                     8,060
     Weighted average shares of Series B Preferred Stock                                 --                     5,294
     Weighted average shares of minority partners preferred                           2,277                     3,454
     interest
     Weighted average units of preferred limited                                      1,127                     1,367
     partnership interest
                                                                       ---------------------     ---------------------

Dilutive CAD weighted average shares and units outstanding                           69,050                    77,854
                                                                       =====================     =====================

Diluted CAD per weighted average share or unit                                        $0.48                     $0.50
                                                                       =====================     =====================

Diluted weighted average dividends or distributions per                               $0.46                     $0.41
share or unit
                                                                       =====================     =====================

Diluted CAD payout ratio                                                               95.4%                     82.5%
                                                                       =====================     =====================





                                                                                     Six months ended
                                                                                         June 30
                                                                        ------------------------------------------------
                                                                                2001                       2000
                                                                        ----------------------     ---------------------

BASIC FUNDS FROM OPERATIONS                                                           $94,508                   $79,447

Less :

     Straight line rents     (Note a)                                                  22,013                    12,838
     Non-incremental capitalized tenant improvements and leasing
        commissions                                                                     6,744                     4,743
     Non-incremental capitalized Improvements                                           2,264                     2,697
                                                                        ----------------------     ---------------------

Basic Cash Available for Distribution ("CAD")                                          63,487                    59,169

Add:
     Dividends and distributions on dilutive shares and units                           3,745                    19,029
                                                                        ----------------------     ---------------------

Diluted CAD                                                                           $67,232                   $78,198
                                                                        =====================     =====================


BASIC CAD CALCULATIONS:
-----------------------

     Weighted average common shares outstanding                                        56,641                    51,146
     Weighted average units of limited partnership interest                             7,728                     7,697
outstanding
                                                                        ----------------------     ---------------------

     Basic weighted average common shares and units outstanding                        64,369                    58,843
                                                                        =====================     =====================

     Basic CAD per weighted average common share or unit                                $0.99                     $1.01
                                                                        =====================     =====================

     Basic weighted average dividends or distributions per share                        $0.88                     $0.83
     or unit
                                                                        =====================     =====================

     Basic CAD payout ratio                                                              89.0%                     82.1%
                                                                        =====================     =====================



DILUTED CAD CALCULATIONS:
-------------------------

     Basic weighted average common shares and units outstanding                        64,369                    58,843
     Adjustments for dilutive CAD weighted average shares and
     units outstanding:

Add:

     Weighted average common stock equivalents                                            422                       342
     Weighted average shares of Series A Preferred Stock                                   --                     8,060
     Weighted average shares of Series B Preferred Stock                                   --                     5,526
     Weighted average shares of minority partners preferred                             2,862                     3,454
     interest
     Weighted average units of preferred limited                                        1,246                     1,367
     partnership interest
                                                                        ----------------------     ---------------------

Dilutive CAD weighted average shares and units outstanding                             68,899                    77,592
                                                                        =====================     =====================

Diluted CAD per weighted average share or unit                                          $0.98                     $1.01
                                                                        =====================     =====================

Diluted weighted average dividends or distributions per                                 $0.87                     $0.81
share or unit
                                                                        =====================     =====================

Diluted CAD payout ratio                                                                89.5%                     80.3%
                                                                        =====================     =====================



-------------
Notes:

(a) Includes straight line rental income attributable to the property located at 919 Third Avenue, New York, N.Y of $6,880, $4,309, $14,384 and $5,384,
     respectively.


                                                                                                          DRAFT

                         RECKSON ASSOCIATES REALTY CORP.
                           CONSOLIDATED BALANCE SHEETS
                (Dollars in thousands, except for share amounts)


                                                                                  June 30,           December 31,
                                                                                    2001                2000
                                                                                 ---------            -----------
                                                                                 (Unaudited)

ASSETS:
Commercial real estate properties, at cost:
    Land........................................................................  $      396,103       $    396,482
    Building and improvements...................................................       2,308,001          2,219,448
Developments in progress:
    Land........................................................................          69,183             60,918
    Development costs...........................................................          87,204             93,759
Furniture, fixtures and equipment...............................................           7,414              7,138
                                                                                  --------------        -----------
                                                                                       2,867,905          2,777,745
Less accumulated depreciation...................................................        (332,649)          (288,479)
                                                                                  --------------        -----------
                                                                                       2,535,256          2,489,266
Investment in real estate joint ventures........................................          69,026             43,534
Investment in mortgage notes and notes receivable...............................          55,223             58,220
Cash and cash equivalents.......................................................          26,395             17,843
Tenant receivables..............................................................           9,829             11,511
Investments in and advances to affiliates.......................................         180,759            177,474
Deferred rents receivable.......................................................          90,080             67,930
Prepaid expenses and other assets...............................................          77,378             68,895
Contract and land deposits and pre-acquisition costs............................           3,026              1,676
Deferred leasing and loan costs.................................................          65,270             61,681
                                                                                  --------------        -----------
TOTAL ASSETS....................................................................  $    3,112,242      $   2,998,030
                                                                                  ==============      =============
LIABILITIES:
Mortgage notes payable..........................................................  $      730,170        $   728,971
Unsecured credit facility.......................................................         334,600            216,600
Senior unsecured notes..........................................................         449,424            449,385
Accrued expenses and other liabilities..........................................          91,788             95,393
Dividends and distributions payable.............................................          33,113             28,801
                                                                                  --------------        -----------
TOTAL LIABILITIES...............................................................       1,639,095          1,519,150
                                                                                  --------------        -----------
Minority partners' interests in consolidated partnerships.......................         140,442            226,350
Preferred unit interest in the operating partnership............................          34,733             42,518
Limited partners' minority interest in the operating partnership................         107,021             97,353
                                                                                  --------------        -----------
                                                                                         282,196            366,221
                                                                                  --------------        -----------
Commitments and other comments..................................................              --                --
STOCKHOLDERS' EQUITY:
 Preferred Stock, $.01 par value, 25,000,000 shares authorized
    Series A preferred stock, 9,192,000 shares issued and outstanding............             92                 92
    Series B preferred stock, 2,000,000 shares issued and outstanding............             20                 20
    Common Stock, $.01 par value, 100,000,000 shares authorized
    Class A common stock, 49,619,419 and 45,352,286 shares issued and
    outstanding, espectively....................................................             496                454
     Class B common stock, 10,283,513 shares issued and outstanding..............            103                103
                                                                                             --                  --
Additional paid in capital......................................................       1,186,537          1,111,990
Other comprehensive income......................................................           3,703                 --
                                                                                  --------------      -------------
Total Stockholders' Equity......................................................       1,190,951          1,112,659
                                                                                  --------------      -------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY......................................  $    3,112,242      $   2,998,030
                                                                                  ==============      =============


RECKSON ASSOCIATES REALTY
June 30, 2001



RATIOS COMPUTED FOR INDUSTRY COM                            Three months ended              Six months ended
                                                                June 30,                        June 30,
                                                          ---------------------           ----------------------
                                                           2001            2000            2001            2000
                                                           ----            ----            ----            ----

Debt Service Coverage Ratio                                 3.35            3.08            3.32            3.04
                                                           =====          =====            =====           =====
  (Basic Funds from Operations + Interest expense +
  preferred dividends and distributions / Interest expense
  + principal)

Fixed Charge Coverage Ratio                                 2.67            2.32            2.64            2.28
                                                           =====           =====           =====           =====
  (Basic Funds from Operations + Interest expense +
  preferred dividends and distributions / Interest expense
  + preferred dividends and distributions + principal)

Total Debt to Market Capitalization ratio as a percent     44.30%          42.30%          44.30%          42.30%
                                                           =====           =====           =====           =====

Marketing, general and administrative expenses to total     6.35%           5.19%           6.04%           5.33%
revenues as a percent                                      =====           =====           =====           =====

Non - Incremental Capital Expenditures to Net Operating     6.78%           4.57%           5.40%           5.26%
Income as a percent                                        =====           =====           =====           =====

Fully diluted FFO Payout Ratio - (note 1)                  64.90%          63.60%          62.60%          63.80%
                                                           =====           =====           =====           =====
  (Dividends to fully diluted FFO as a percent)

Fully diluted CAD Payout Ratio - (note 2)                  95.40%          82.50%          89.50%          80.30%
                                                           =====           =====           =====           =====
  (Dividends to fully diluted CAD as a percent


  Note:    (1)  Based on weighted average per share / unit dividends and distributions of $.4517, $.4129, $.8656 and $.8093, respectively.
           (2)  Based on weighted average per share / unit dividends and distributions of $.4556, $.4129, $.8736 and $.8093, respectively.

RECKSON ASSOCIATES REALTY CORP.
TOTAL DEBT & PREFERRED SECURITIES


MORTGAGE NOTES PAYABLE

     The following table sets forth certain information regarding the mortgage debt of the Company, by scheduled maturity date, as of June 30, 2001 (in thousands):


                                            Principal amount    Interest       Maturity     Amortization
Property                                      outstanding         rate           date         schedule
--------                                    ----------------    --------       --------     ------------
50 Charles Lindbergh Blvd., Mitchel Field, NY $    15,479          7.500%     10-Jul-01       (3)(6)
200 Broad Hollow Road, Melville, NY                 6,460          7.750%     02-Jun-02      30 year
310 East Shore Road, Great Neck, NY                 2,322          8.000%     01-Jul-02        (3)
919 Third Avenue, NY, NY                          200,000   LIBOR + 1.20%     31-Oct-03       (3)(7)
80 Orville Drive, Islip, NY                         2,616         10.100%     01-Feb-04        (3)
395 North Service Road, Melville, NY               20,321          6.450%     26-Oct-05        (2)
200 Summit Lake Drive, Valhalla, NY                19,956          9.250%     01-Jan-06      25 year
1350 Avenue of the Americas, NY, NY                75,000          6.520%     01-Jun-06        (5)
Landmark Square, Stamford, CT                      46,531          8.020%     07-Oct-06      25 year
100 Summit Lake Drive, Valhalla, NY                20,969          8.500%     01-Apr-07      15 year
333 Earl Ovington Blvd., Mitchel Field, NY         55,223 (1)      7.720%     14-Aug-07      25 year
810 Seventh Ave., NY, NY                           84,953          7.730%     01-Aug-09      25 year
100 Wall Street, NY, NY                            36,813          7.730%     01-Aug-09      25 year
6900 Jericho Turnpike, Syosset, NY                  7,510          8.070%     01-Jul-10      25 year
6800 Jericho Turnpike, Syosset, NY                 14,230          8.070%     01-Jul-10      25 year
580 White Plains Road, Tarrytown, NY               12,970          7.860%     01-Sep-10      25 year
110 Bi-County Blvd., Farmingdale, NY                3,948          9.125%     30-Nov-12      20 year
One Orlando Center, Orlando, FL                    39,204          6.820%(4)  01-Nov-27      28 year
120 West 45th Street, NY, NY                       65,665          6.820%(4)  01-Nov-27      28 year
                                             ------------
     Total mortgage notes payable principal
outstanding                                  $    730,170
                                             ============

-------------------
(1) The Company has a 60% general partnership interest in this property and its proportionate share of the aggregate principal amount of the mortgage debt is approximately $33.1 million.
(2)  Principal payments of $34,000 per month.
(3)  Interest only.
(4)  Subject to interest rate adjustment on November 1, 2004.
(5)  Interest only for the first year. 30 year thereafter.
(6)  paid off at maturity
(7) Refinanced on July 18, 2001 to a $250 million fixed rate (6.867%), ten year secured mortgage

SENIOR UNSECURED NOTES

     The following table sets forth the Company's Senior Unsecured Notes and other related disclosures, by scheduled maturity date, as of June 30, 2001 (in thousands):

                                                  Face          Coupon        Maturity
Issuance                                         amount          rate           date           Term
--------                                         ------          ----           ----           ----
March 26, 1999                                  $ 100,000 (1)      7.400%     15-Mar-04      5 years
August 27, 1997                                   150,000          7.200%     28-Aug-07      10 years
March 26, 1999                                    200,000 (1)      7.750%     15-Mar-09      10 years
                                                ----------
     Total Senior Unsecured Notes principal
outstanding                                     $ 450,000
                                                =========

     -------------------
(1) Notes issued on March 26, 1999 were issued at an aggregate discount of $738,000 which is being amortized over the term of the Notes to which they relate

UNSECURED CREDIT FACILITY

     The following table sets forth certain information regarding the Company's $575 million Unsecured Credit Facility, as of June 30, 2001 (in thousands):

                                   Principal        Weighted
                                    amount           average        Maturity     Amortization
                                  outstanding     interest rate      date         schedule
                                  -----------     -------------      ----         --------
                                 $    334,600          5.456%     07-Sep-03    Interest only
                                 ============

PREFERRED SECURITIES

     The following table sets forth certain information regarding the Company's preferred securities, as of June 30, 2001 (in thousands):


                                                            Liquidation                   Conversion price
Security                                                preference value   Current yield      per share     Issuance date
--------                                                ----------------   -------------      ---------     -------------
7 5/8% Series A Convertible Cumulative Preferred Stock   $    229,800          7.625%       $   28.51        April 1998
Series B Convertible Cumulative Preferred Stock                50,000          8.850%       $   26.05         June 1999

Series B Preferred Units of Limited Partnership Interest       18,151          6.337%       $   32.51        April 1998
Series C Preferred Units of Limited Partnership Interest       10,581          6.337%       $   29.39        April 1998
Series D Preferred Units of Limited Partnership Interest        6,000          6.337%       $   29.12         July 1998
                                                         -------------
                                                         $    314,532
                                                         ============

                             CORE OPERATING RESULTS
                             ----------------------

RECKSON ASSOCIATES REALTY CORP.
OCCUPANCY ANALYSIS
June 30, 2001

                                                     March 31, 2001                               June 30, 2001
                                     ------------------------------------------------------------------------------------------
                                     Number of   Rentable    Percent of   Percent  Number of  Rentable    Percent of   Percent
Property                             Buildings  Square Feet Property Type Leased   Buildings  Square Feet Property Type Leased
--------                             ---------  ----------- ------------- -------  ---------  ----------- ------------- -------
OFFICE PROPERTIES

SUBURBAN OFFICE PARKS
---------------------
  LONG ISLAND

   Nassau West  Corporate Center,
   Mitchel  Field, NY (1)                  6      1,527,263     10.6%      98.3%       6       1,531,021    10.6%       97.9%

   Huntington Melville Corporate Center,
   Melville, NY (2)                        7      1,054,779      7.3%      98.6%       7       1,054,779     7.3%       99.3%

   North Shore Atrium, Syosset, NY         2        304,177      2.1%      96.8%       2         304,177     2.1%       96.8%
                                     ---------  ----------- -------------          ---------  -----------   -----
  SUBTOTAL - LONG ISLAND  (3)              15     2,886,219     20.0%      98.2%       15      2,889,977    20.0%       98.2%

  WESTCHESTER

   Tarrytown Corporate Center,
   Tarrytown,  NY                          6        875,726      6.1%      94.4%       6         875,726     6.1%       95.5%

   Summit at Vallhalla, Vahalla, NY        3        699,045      4.8%      93.6%       3         699,045     4.8%       90.1%

   Mt. Pleasant Corporate Center,
   Valhalla, NY                            2        162,004      1.1%      94.2%       2         162,004     1.1%       94.3%

   Reckson Executive Park,
   Rye Brook, NY                           6        541,884      3.8%      98.3%       6         541,884     3.8%       98.3%
                                     ---------  ----------- -------------          ---------  -----------   -----
  SUBTOTAL - WESTCHESTER                   17     2,278,659     15.8%      95.0%       17      2,278,659    15.8%       94.4%

  NEW JERSEY

   Short Hills Office Center,
   Short Hills, NJ (4)                     3        557,036      3.9%     100.0%       3         563,703     3.9%       98.9%

   Executive Hill Office Park,
   West Orange, NJ                         4        391,382      2.7%      99.4%       4         391,382     2.7%       99.5%

   University Square, Princeton, NJ        3        131,105      0.9%     100.0%       3         131,105     0.9%      100.0%
                                     ---------  ----------- -------------          ---------  -----------    ----
  SUBTOTAL -  NEW JERSEY (3)               10     1,079,523      7.5%     100.0%       10      1,086,190     7.5%      100.0%
--------------------------------------------------------------------------------------------------------------------------------
  SUBTOTAL - SUBURBAN OFFICE PARK (3)      42     6,244,401     43.2%      97.3%       42      6,254,826    43.3%       96.9%
--------------------------------------------------------------------------------------------------------------------------------

SUBURBAN STAND ALONE
--------------------
   Long Island Office Properties           12     1,486,629     10.3%      97.3%       12      1,486,629    10.3%       97.0%

   New Jersey  Office Properties (5)        8     1,061,545      7.3%      97.8%       8       1,063,983     7.4%       97.4%

   Westchester Office Properties (6)        3       343,798      2.4%      99.7%       3         343,798     2.4%      100.0%
                                     ---------  ----------- -------------          ---------  -----------   -----
  SUBTOTAL - SUBURBAN STANDALONE            23    2,891,972     20.0%      97.8%       23      2,894,410    20.0%       97.5%
--------------------------------------------------------------------------------------------------------------------------------

SUBTOTAL - SUBURBAN  OFFICE (3)             65    9,136,373     63.3%      97.5%       65      9,149,236    63.4%       97.8%
--------------------------------------------------------------------------------------------------------------------------------

CBD Office
----------
  CONNECTICUT

   Landmark Square, Stamford, CT            6       798,321      5.5%      94.0%       6         798,321     5.5%        94.4%

   Stamford Towers, Stamford, CT            2       324,867      2.2%     100.0%       2         324,867     2.2%       100.0%
                                     ---------  ----------- -------------          ---------  -----------   -----
  SUBTOTAL - CONNECTICUT                    8     1,123,188      7.8%      95.8%       8       1,123,188     7.8%        96.1%

  WESTCHESTER

   Standalone Office                        4       668,916      4.6%      94.1%       4         668,916     4.6%        96.0%
                                     ---------  ----------- -------------          ---------  -----------   -----
  SUBTOTAL - WESTCHESTER OFFICE             4       668,916      4.6%      94.1%       4         668,916     4.6%        96.0%

  NEW YORK CITY

   919 Third Avenue                         1     1,374,966      9.5%      97.9%       1       1,356,115     9.4%        97.4%

   810 Seventh Avenue                       1       692,060      4.8%      97.3%       1         692,060     4.8%        99.8%

   100 Wall Street                          1       466,226      3.2%      98.7%       1         466,226     3.2%        99.0%

   120 W. 45th Street                       1       443,109      3.1%      99.6%       1         443,109     3.1%        95.0%

   1350 Ave. of the Americas                1       540,000      3.7%      92.2%       1         540,000     3.7%        93.5%
                                     ---------  ----------- -------------          ---------  -----------   -----
  SUBTOTAL - NEW YORK CITY                  5     3,516,361     24.3%      97.2%       5       3,497,510    24.2%        97.2%
--------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL - CBD OFFICE                       17    5,308,465     36.7%      96.1%       17      5,289,614    36.6%        96.0%
--------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL-
  OFFICE PROPERTIES (3)                     82   14,444,838    100.0%      97.1%       82     14,438,850   100.0%        97.0%

As a Percent of Total Portfolio                                 67.8%                                      67.8%

(1)Does not include 27,013 square feet leased to the health club at Omni.
(2)Rentable square feet includes a recently completed 277,500 sf Class A office building which is currently 31% leased; percent leased excludes this property.
(3)Percent leased excludes properties under development.
(4)Rentable square feet includes a 129,508 sf building under redevelopment; percent leased excludes this property.
(5)Subsequent to the June 30, 2001 reporting date two properties were sold encompassing 189,009 sf.
(6)Subsequent to the June 30, 2001 reporting date one property was sold encompassing 60,909 sf.

INDUSTRIAL PROPERTIES

                                                     March 31, 2001                               June 30, 2001
                                     ------------------------------------------------------------------------------------------
                                      Number of   Rentable    Percent of  Percent  Number of  Rentable    Percent of   Percent
LONG ISLAND INDUSTRIAL PROPERTIES    Buildings  Square Feet Property Type Leased   Buildings  Square Feet Property Type Leased
---------------------------------    ---------  ----------- ------------- -------  ---------  ----------- ------------- -------

   Vanderbilt Industrial Park,
   Hauppauge, NY (1)                      47      2,379,895      40.4%      97.6%       47    2,379,895       34.8%       97.9%

   Airport International Plaza,
   Bohemia, NY                            21      1,288,510      21.9%      98.3%       21    1,288,510       18.8%       97.3%

   County Line Industrial Center,
   Melville, NY                           4         342,174       5.8%     100.0%       4       342,174        5.0%      100.0%

  Other Submarkets

   Farmingdale                            3         520,615       8.8%      99.9%       3       520,615        7.6%       99.9%

   Melville                               4         246,169       4.2%     100.0%       4       246,169        3.6%      100.0%

   Islip/Islandia                         6         212,400       3.6%     100.0%       6       212,400        3.1%      100.0%

   Hauppauge                              2         195,942       3.3%      99.1%       2       195,942        2.9%       99.1%

   Other                                  8         708,740      12.0%      98.7%       8       708,740       10.4%      100.0%
                                     ---------  ----------- -------------          ---------  -----------              -------

  SUBTOTAL - LONG ISLAND INDUSTRIAL (2)   95      5,894,445      86.3%      98.5%       95    5,894,445       86.2%       98.6%

Stand-alone Westchester
 Industrial Properties                    3         163,000       2.4%     100.0%       3       165,690        2.4%      100.0%

Stand-alone Connecticut
 Industrial  Properties                   1         452,414       6.6%     100.0%       1       452,414        6.6%      100.0%

Stand-alone New Jersey
 Industrial Properties                    5         324,254       4.7%      82.4%       5       324,254        4.7%       82.4%
                                     ---------  ----------- -------------  ------  ---------  -----------     ------   --------
SUBTOTAL-
  INDUSTRIAL PROPERTIES (2)               104     6,834,113     100.0%      97.8%       104   6,836,803      100.0%       97.9%
                                     ---------  ----------- -------------  ------  ---------  -----------     ------   --------
As a Percent of Total Portfolio                                  32.1%                                        32.1%

                                     ---------  ----------- -------------  ------  ---------  -----------     ------   --------
RETAIL PROPERTIES                         2          20,000     100.0%      46.0%       2        20,000      100.0%       46.0%
                                     ---------  ----------- -------------  ------  ---------  -----------     ------   --------
As a Percent of Total Portfolio                                   0.1%                                         0.1%
                                     ---------  ----------- -------------  ------  ---------  -----------     ------   --------
TOTAL - ALL PROPERTIES (2)                188    21,298,951     100.0%      97.3%       188  21,295,653      100.0%       97.2%
                                     ---------  ----------- -------------  ------  ---------  -----------     ------   --------

(1)Rentable square feet includes a 56,875 square foot vacant building under redevelopment; percent leased excludes this property.
(2)Percent leased excludes property under development.

RECKSON ASSOCIATES REALTY CORP.
OCCUPANCY ANALYSIS
June 30, 2001

                     Reckson Portfolio Historical Occupancy

                                [GRAPHIC OMITTED]

                                Industrial      Office
                    June 1997     96.5%          90.7%
                    June 1998     96.1%          92.1%
                    June 1999     97.5%          93.9%
                    June 2000     97.6%          95.7%
                    June 2001     97.9%          97.0%


           Note: Percent leased excludes properties under development

RECKSON ASSOCIATES REALTY CORP.
EXECUTED LEASES AND RENEWAL ANALYSIS
June 30, 2001

                                             TOTAL PORTFOLIO

                                        QUARTER ENDED JUNE 30, 2001                       12 MONTHS ENDED JUNE 30, 2001
                                ---------------------------------------------       ---------------------------------------------
                                                          RESEARCH &                                         RESEARCH &
                                OFFICE(1)  INDUSTRIAL(2) DEVELOPMENT(3) TOTAL       OFFICE(4) INDUSTRIAL(5) DEVELOPMENT(6)  TOTAL
                                ---------  ------------- -------------- -----       --------- ------------- --------------  -----
EXECUTED LEASES (8)
-------------------
Total Portfolio
     Number of Executed Leases        61           8              3           72          229         35           9          273
     Square Footage              402,659      87,976         18,995      509,630    1,984,618    563,456      92,230    2,640,304
     Average Rent               $  28.95    $   7.28     $    12.14                $    29.66  $    7.49  $    16.93
     Average Effective Rent     $  26.41    $   6.80     $    10.18                $    26.82  $    7.02  $    14.97

Long Island Portfolio
     Number of Executed Leases        11           6              3           20           53         31           5           89
     Square Footage               71,303      39,050         18,995      129,348      624,355    498,380      35,493    1,158,228
     Average Rent               $  29.75    $   7.31     $    12.14                $    28.05  $    7.45  $    14.58
     Average Effective Rent     $  25.11    $   7.12     $    10.18                $    24.63  $    7.01  $    13.06

Westchester Portfolio
     Number of Executed Leases        26                                      26           82                      4           86
     Square Footage              174,625                                 174,625      583,202                 56,737      639,939
     Average Rent               $  24.59                                           $    25.77             $    18.40
     Average Effective Rent     $  22.89                                           $    23.88             $    16.17

Connecticut Portfolio
     Number of Executed Leases         8                                       8           29                                  29
     Square Footage               24,830                                  24,830      138,877                             138,877
     Average Rent               $  31.82                                           $    30.48
     Average Effective Rent     $  30.73                                           $    29.28

New Jersey Portfolio
     Number of Executed Leases        13           2                          15           42          4                       46
     Square Footage              114,488      48,926                     163,411      437,796     65,076                  502,872
     Average Rent               $  27.01    $   7.26                               $    23.87  $    7.79
     Average Effective Rent     $  24.69    $   6.55                               $    21.07  $    7.15

New York City Portfolio
     Number of Executed Leases         3                                       3           23                                  23
     Square Footage               17,413                                  17,816      200,388                             200,388
     Average Rent               $  78.12 (9)                                       $    58.09
     Average Effective Rent     $  72.21 (9)                                       $    53.05

RENEWALS

Leases Expiring During Period         46           5              2           53          146         31           6          183
Square Footage Expiring
 During Period                   360,625     183,076         13,884      557,585    1,023,113    548,433      93,172    1,664,718
Square Footage Renewed
 During Period                   192,371      19,500                     211,271      673,252    352,261      69,991    1,095,504
Renewal Percentage                  53.3%       10.7%           0.0%        38.0%        65.8%      64.2%       75.1%        65.8%

 (1) Included in the total square footage is 313,893 square feet of non-incremental leases that, on average, at expiration, were paying a Base Rent of $23.70 / square foot and a straightline rent of $23.32 / square foot. These leases were renewed or released at an average starting Base Rent of $26.95 and at a straightline rent of $28.73 / square foot.
 (2) Included in the total square footage is 63,050 square feet of non-incremental leases that, on average, at expiration, were paying a Base Rent of $6.25 / square foot and a straightline rent of $5.95/ square foot. These leases were renewed or released at an average starting Base Rent of $7.08 and at a straightline rent of $7.46 / square foot.
 (3) Included in the total square footage is 13,884 square feet of non-incremental leases that, on average, at expiration, were paying a Base Rent of $11.48 / square foot and a straightline rent of $10.26/ square foot. These leases were renewed or released at an average starting Base Rent of $10.45 and at a straightline rent of $10.73 / square foot.
 (4) Included in the total square footage is 1,225,114 square feet of non-incremental leases that, on average, at expiration, were paying a Base Rent of $23.88 / square foot and a straightline rent of $23.27 / square foot. These leases were renewed or released at an average starting Base Rent of $26.77 and at a straightline rent of $28.55 / square foot.
 (5) Included in the total square footage is 362,727 square feet of non-incremental leases that, on average, at expiration, were paying a Base Rent of $6.99 / square foot and a straightline rent of $6.72 / square foot. These leases were renewed or released at an average starting Base Rent of $7.93 and at a straightline rent of $8.19 / square foot.
 (6) Included in the total square footage is 27,088 square feet of non-incremental leases that, on average, at expiration, were paying a Base Rent of $14.04 / square foot and a straightline rent of $12.90 / square foot. These leases were renewed or released at an average starting Base Rent of $13.40 and at a straightline rent of $14.16 / square foot.
 (7) Base Rent is equal to annualized base rent plus non-recoverable operating expense pass-throughs.
 (8) Includes new and renewed leases during the period.
 (9) Excluding a 9,400 sf ground floor retail space the average rent and net effective rent are $63.14 and $56.88, respectively.

RECKSON ASSOCIATES REALTY CORP.
LEASE EXPIRATION COMPARISON
JUNE 30, 2001

                                                               OFFICE PORTFOLIO (1)

                                                                                                                   % Cumulative
                         Number of Leases Expiring            Square Feet Expiring    % Square Feet Expiring    Square Feet Expiring
Year of Expiration         Mar-01      Jun-01               Mar-01          Jun-01        Mar-01     Jun-01       Mar-01      Jun-01
------------------         ------      ------               ------          ------        ------     ------       ------      ------

   2001                       120          84                 727,619         460,205       5.3%       3.4%         5.3%        3.4%
   2002                       144         143               1,079,094       1,056,799       7.9%       7.8%        13.3%       11.2%
   2003                       142         141               1,192,913       1,224,054       8.8%       9.1%        22.0%       20.3%
   2004                       153         153               1,245,452       1,244,982       9.2%       9.2%        31.2%       29.6%
   2005                       216         215               1,994,596       1,901,639      14.7%      14.1%        45.9%       43.7%
   2006                       116         132               1,519,796       1,576,818      11.2%      11.7%        57.0%       55.3%
   2007 and thereafter        240         244               5,848,629       6,022,012      43.0%      44.7%       100.0%      100.0%
                            -----       -----               ---------       ---------    ------      -----

   Total                    1,131       1,112              13,608,099      13,486,509     100.0%     100.0%
                            =====       =====              ==========      ==========    ======      =====

                                                         INDUSTRIAL / R&D PORTFOLIO

                                                                                                                   % Cumulative
                         Number of Leases Expiring          Square Feet Expiring    % Square Feet Expiring      Square Feet Expiring
Year of Expiration         Mar-01      Jun-01               Mar-01          Jun-01        Mar-01     Jun-01       Mar-01      Jun-01
------------------         ------      ------               ------          ------        ------     ------       ------      ------

   2001                        28          21                653,215          594,205      10.5%        9.6%        10.5%       9.6%
   2002                        31          31                365,124          365,124       5.9%        5.9%        16.4%      15.4%
   2003                        33          32                773,872          771,372      12.5%       12.4%        28.8%      27.9%
   2004                        42          42                722,971          722,971      11.6%       11.6%        40.5%      39.5%
   2005                        27          26                795,550          785,434      12.8%       12.6%        53.3%      52.1%
   2006                        33          39                924,934          978,910      14.9%       15.8%        68.2%      67.9%
   2007 and thereafter         50          52              1,979,357        1,994,857      31.8%       32.1%       100.0%     100.0%
                            -----       -----              ---------        ---------    ------       -----
   Total                      244         243              6,215,023        6,212,873     100.0%      100.0%
                            =====       =====             ==========       ==========    ======       =====


                                                              TOTAL PORTFOLIO (1)
                                                                                                                  % Cumulative
                         Number of Leases Expiring          Square Feet Expiring      % Square Feet Expiring    Square Feet Expiring
Year of Expiration         Mar-01      Jun-01               Mar-01          Jun-01        Mar-01     Jun-01       Mar-01      Jun-01
------------------         ------      ------               ------          ------        ------     ------       ------      ------
   2001                       148         105               1,380,834       1,054,410       7.0%       5.4%         7.0%        5.4%
   2002                       175         174               1,444,218       1,421,923       7.3%       7.2%        14.3%       12.6%
   2003                       175         173               1,966,785       1,995,426       9.9%      10.1%        24.2%       22.7%
   2004                       195         195               1,968,423       1,967,953       9.9%      10.0%        34.1%       32.7%
   2005                       243         241               2,790,146       2,687,073      14.1%      13.6%        48.2%       46.3%
   2006                       149         171               2,444,730       2,555,728      12.3%      13.0%        60.5%       59.3%
   2007 and thereafter        290         296               7,827,986       8,016,869      39.5%      40.7%       100.0%      100.0%
                            -----       -----              ----------      ----------     -----      -----
   Total                    1,375       1,355              19,823,122      19,699,382     100.0%     100.0%
                            =====       =====              ==========      ==========    ======      =====

(1) Excludes square feet for properties sold subsequent to June 30, 2001.
                                       18

RECKSON ASSOCIATES REALTY CORP.
LEASE EXPIRATION COMPARISON
JUNE 30, 2001


                                                  LONG ISLAND OFFICE (EXCLUDING OMNI)

                         Number of Leases Expiring       Square Feet Expiring     % Square Feet Expiring Per Square Foot S/L Rent(1)
Year of Expiration         Mar-01      Jun-01           Mar-01          Jun-01        Mar-01     Jun-01       Mar-01      Jun-01
------------------         ------      ------           ------          ------        ------     ------       ------      ------

   2001                        36          28          168,126         131,751          5.1%       3.8%      $22.25      $22.25
   2002                        33          34          165,326         165,933          5.1%       4.8%      $21.98      $21.91
   2003                        48          52          297,892         375,400          9.1%      10.9%      $22.32      $22.95
   2004                        46          49          274,809         286,257          8.4%       8.3%      $23.21      $23.24
   2005                        65          70          599,698         604,700         18.3%      17.5%      $23.42      $23.30
   2006                        15          19           76,583         106,482          2.3%       3.1%      $26.38      $26.62
   2007 and thereafter         81          88        1,688,317       1,787,057         51.6%      51.7%         --         --
                            -----       -----        ---------       ---------        -----      -----
   Total / Weighted Average   324         340        3,270,751       3,457,580        100.0%     100.0%
                            =====       =====        =========       =========        =====      =====



                                 Per Square Foot Rent (2)
Year of Expiration                 Mar-01     Jun-01
------------------                 ------     ------

   2001                           $24.36     $24.34
   2002                           $24.90     $24.68
   2003                           $25.03     $25.36
   2004                           $26.18     $26.15
   2005                           $26.73     $26.18
   2006                           $30.41     $30.38
   2007and thereafter               --         --

   Total / Weighted Average


                                                                      OMNI

                            Number of Leases Expiring     Square Feet Expiring   % Square Feet Expiring  Per Square Foot S/L Rent(1)
Year of Expiration            Mar-01      Jun-01         Mar-01          Jun-01     Mar-01     Jun-01       Mar-01      Jun-01
------------------            ------      ------         ------          ------     ------     ------       ------      ------
   2001                            3           2         22,931           8,663       3.9%       1.5%      $29.09      $30.48
   2002                            4           4         53,127          53,127       9.0%       9.2%      $34.55      $34.55
   2003                            4           4         58,018          58,018       9.8%      10.0%      $30.22      $30.22
   2004                            4           4        112,414         112,414      19.0%      19.5%      $26.12      $26.14
   2005                            7           7         59,166          59,166      10.0%      10.2%      $27.99      $27.99
   2006                            1           1          9,749           9,749       1.6%       1.7%      $35.21      $35.21
   2007 and thereafter            10          10        276,259         276,259      46.7%      47.8%        --          --
                              ------      ------        -------         -------     -----      -----
   Total / Weighted Average       33          32        591,664         577,396     100.0%     100.0%
                              ======      ======        =======         =======     =====      =====




                                  Per Square Foot Rent (2)
Year of Expiration                  Mar-01     Jun-01
------------------                  ------     ------
   2001                            $35.06     $33.48
   2002                            $37.91     $37.91
   2003                            $34.97     $34.97
   2004                            $34.15     $34.15
   2005                            $35.26     $35.26
   2006                            $38.02     $38.02
   2007 and thereafter               --         --

   Total / Weighted Average

(1) Per Square Foot Rent represents annualized straightline rent as of the lease expiration date.
(2) Per Square Foot Rent represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs.

RECKSON ASSOCIATES REALTY CORP.
LEASE EXPIRATION COMPARISON
JUNE 30, 2001

                                                                          INDUSTRIAL


                             Number of Leases Expiring     Square Feet Expiring   % Square Feet Expiring Per Square Foot S/L Rent(1)
Year of Expiration             Mar-01      Jun-01          Mar-01          Jun-01     Mar-01     Jun-01       Mar-01      Jun-01
------------------             ------      ------          ------          ------     ------     ------       ------      ------
   2001                            21          15         376,385         307,259       7.7%       6.3%       $6.28       $5.89
   2002                            28          28         246,504         246,504       5.0%       5.0%       $6.47       $6.47
   2003                            29          28         735,934         733,434      15.0%      14.9%       $5.35       $5.35
   2004                            33          33         623,753         623,753      12.7%      12.7%       $6.25       $6.25
   2005                            22          22         427,994         427,994       8.7%       8.7%       $5.93       $5.93
   2006                            27          33         834,717         888,693      17.0%      18.1%       $6.29       $6.36
   2007 and thereafter             36          38       1,664,940       1,680,440      33.9%      34.2%        -           -
                               ------      ------       ---------       ---------      ----       ----

   Total / Weighted Average       196         197       4,910,227       4,908,077     100.0%     100.0%
                               ======      ======       =========       =========     =====      =====


                             Per Square Foot Rent (2)
Year of Expiration            Mar-01     Jun-01
------------------           -------     ------
   2001                       $7.38      $7.36
   2002                       $7.32      $7.32
   2003                       $6.27      $6.26
   2004                       $7.12      $7.32
   2005                       $7.97      $7.97
   2006                       $7.81      $7.81
   2007 and thereafter         --          --

   Total / Weighted Average



                                                          RESEARCH AND DEVELOPMENT

                           Number of Leases Expiring     Square Feet Expiring   % Square Feet Expiring  Per Square Foot S/L Rent (1)
Year of Expiration           Mar-01      Jun-01         Mar-01          Jun-01     Mar-01     Jun-01       Mar-01      Jun-01
------------------           ------      ------         ------          ------     ------     ------       ------      ------
   2001                           7           6        276,830         286,946      21.2%      22.0%       $5.63       $5.53
   2002                           3           3        118,620         118,620       9.1%       9.1%      $10.19      $10.19
   2003                           4           4         37,938          37,938       2.9%       2.9%       $9.20       $9.20
   2004                           9           9         99,218          99,218       7.6%       7.6%      $13.86      $13.86
   2005                           5           4        367,556         357,440      28.2%      27.4%       $8.49       $8.24
   2006                           6           6         90,217          90,217       6.9%       6.9%      $17.46      $17.36
   2007 and thereafter           14          14        314,417         314,417      24.1%      24.1%        --           --
                             ------      ------      ---------       ---------     -----      -----

   Total / Weighted Average      48          46      1,304,796       1,304,796     100.0%     100.0%
                             ======     =======      =========       =========     =====      =====



                           Per Square Foot Rent (2)
Year of Expiration           Mar-01     Jun-01
------------------          -------    -------
   2001                     $ 6.90     $ 6.94
   2002                     $11.82     $11.82
   2003                     $10.15     $10.15
   2004                     $15.02     $15.02
   2005                     $10.53     $10.76
   2006                     $20.07     $20.07
   2007 and thereafter        --         --

   Total / Weighted Average

(1)  Per Square Foot Rent represents annualized straightline rent as of the lease expiration date.
(2)  Per Square Foot Rent represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs.

                                       20

RECKSON ASSOCIATES REALTY CORP.
LEASE EXPIRATION COMPARISON
JUNE 30, 2001

                                                           WESTCHESTER OFFICE

                             Number of Leases Expiring   Square Feet Expiring   % Square Feet Expiring  Per Square Foot Rent S/L (1)
Year of Expiration             Mar-01      Jun-01         Mar-01         Jun-01      Mar-01     Jun-01     Mar-01      Jun-01
------------------             ------      ------         ------         ------      ------     ------     ------      ------
   2001                            29          16         184,244        56,421       5.9%       1.8%       $21.09      $21.55
   2002                            45          48         412,680       419,902      13.2%      13.7%       $21.08      $21.18
   2003                            43          44         247,349       246,101       7.9%       8.0%       $22.12      $21.76
   2004                            30          31         164,634       172,746       5.3%       5.6%       $21.09      $21.12
   2005                            52          50         415,469       389,628      13.3%      12.7%       $23.92      $24.98
   2006                            24          31         643,346       692,851      20.5%      22.6%       $22.20      $22.76
   2007 and thereafter             41          41       1,065,724     1,086,508      34.0%      35.5%         --          --
                               ------      ------       ---------     ---------     -----      -----
   Total / Weighted Average       264         261       3,133,446     3,064,157     100.0%     100.0%
                               ======      ======       =========     =========     =====      =====


                          Per Square Foot Rent (2)
Year of Expiration           Mar-01     Jun-01
------------------         --------    --------
   2001                      $21.69     $24.01
   2002                      $21.10     $21.51
   2003                      $23.39     $22.80
   2004                      $22.03     $22.06
   2005                      $24.32     $25.29
   2006                      $24.07     $24.70
   2007 and thereafter         --          --

   Total / Weighted Average


                                                                 STAMFORD OFFICE

                           Number of Leases Expiring    Square Feet Expiring    % Square Feet Expiring  Per Square Foot S/L Rent (1)
Year of Expiration           Mar-01      Jun-01         Mar-01         Jun-01     Mar-01     Jun-01      Mar-01      Jun-01
------------------           ------      ------         ------         ------     ------     ------      ------      ------
   2001                          25          19        67,832          44,758      6.3%       4.2%       $23.36      $19.99
   2002                          18          18        85,900          84,104      8.0%       8.0%       $27.67      $27.53
   2003                          17          17       140,239         120,969     13.0%      11.4%       $31.22      $31.07
   2004                          19          21       226,883         228,220     21.1%      21.6%       $21.76      $22.01
   2005                          24          26       118,425         122,242     11.0%      11.6%       $26.81      $26.66
   2006                          17          19       271,239         273,947     25.2%      25.9%       $24.31      $25.53
   2007 and thereafter           16          16       165,170         182,285     15.4%      17.3%         --          --
                             ------      ------     ---------       ---------   ------     ------
   Total / Weighted Average     136         136     1,075,688       1,056,525    100.0%     100.0%
                             ======      ======     =========       =========   ======     ======


                           Per Square Foot Rent (2)
Year of Expiration           Mar-01     Jun-01
------------------          -------     ------
   2001                      $23.73     $22.03
   2002                      $29.02     $28.30
   2003                      $31.70     $31.75
   2004                      $22.74     $22.81
   2005                      $28.62     $28.62
   2006                      $25.08     $25.15
   2007 and thereafter         --         --

   Total / Weighted Average

(1) Per Square Foot Rent represents annualized straightline rent as of the lease expiration date.
(2) Per Square Foot Rent represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs.

RECKSON ASSOCIATES REALTY CORP.
LEASE EXPIRATION COMPARISON
JUNE 30, 2001


                                                              NEW JERSEY OFFICE

                           Number of Leases Expiring     Square Feet Expiring    % Square Feet Expiring  Per Square Foot S/L Ren (1)
Year of Expiration           Mar-01      Jun-01         Mar-01          Jun-01        Mar-01     Jun-01     Mar-01      Jun-01
------------------           ------      ------         ------          ------        ------     ------     ------      ------
   2001                          13          10        183,633          158,351        8.7%       8.2%     $17.85      $17.36
   2002                          22          19        171,446          144,155        8.1%       7.4%     $20.02      $20.20
   2003                          23          17        333,689          307,840       15.8%      15.8%     $19.03      $18.86
   2004                          34          29        241,737          227,106       11.4%      11.7%     $22.51      $22.59
   2005                          31          24        344,775          279,093       16.3%      14.4%     $23.19      $23.09
   2006                          12          14        179,319          150,607        8.5%       7.8%     $22.38      $24.52
   2007 and thereafter           17          18        663,491          675,409       31.3%      34.8%      --           --
                              -----       -----      ---------       ----------      -----      -----

   Total / Weighted Average     152         131      2,118,090        1,942,561      100.0%     100.0%
                              =====       =====      =========       ==========      =====      =====


                          Per Square Foot Rent (2)
Year of Expiration           Mar-01     Jun-01
------------------          -------     -------
   2001                      $18.18     $17.63
   2002                      $20.77     $20.99
   2003                      $19.16     $18.94
   2004                      $23.12     $23.44
   2005                      $23.76     $23.79
   2006                      $23.58     $25.75
   2007 and thereafter         --         --

   Total / Weighted Average


                                                              NEW YORK CITY OFFICE

                            Number of Leases Expiring      Square Feet Expiring  % Square Feet Expiring Per Square Foot S/L Rent (1)
Year of Expiration            Mar-01      Jun-01          Mar-01        Jun-01     Mar-01     Jun-01       Mar-01      Jun-01
------------------            ------      ------          ------        ------     ------     ------       ------      ------
   2001                           14           9        100,853         60,261       3.0%       1.8%       $32.30      $32.00
   2002                           22          20        190,615        189,578       5.6%       5.6%       $32.62      $32.57
   2003                            7           7        115,726        115,726       3.4%       3.4%       $31.89      $31.89
   2004                           20          19        224,975        218,239       6.6%       6.4%       $36.53      $36.46
   2005                           37          38        457,063        446,810      13.4%      13.2%       $34.76      $36.04
   2006                           47          48        339,560        343,182       9.9%      10.1%       $29.70      $30.00
   2007 and thereafter            75          71      1,989,668      2,014,494      58.2%      59.5%         --          --
                              ------      ------      ----------     ---------     -----      -----
   Total / Weighted Average      222         212      3,418,460      3,388,290     100.0%     100.0%
                              ======      ======     ===========     =========    ======      =====


                                Per Square Foot Rent (2)
Year of Expiration               Mar-01     Jun-01
------------------
   2001                          $33.26     $32.91
   2002                          $33.41     $33.52
   2003                          $32.33     $32.68
   2004                          $38.74     $39.35
   2005                          $36.35     $37.80
   2006                          $30.77     $31.17
   2007 and thereafter             --          --

   Total / Weighted Average


(1)  Per Square Foot Rent represents annualized straightline rent as of the lease expiration date.
(2)  Per Square Foot Rent represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs.

RECKSON ASSOCIATES REALTY CORP.
LEASE EXPIRATION COMPARISON
JUNE 30, 2001


                             EXPIRING RENT VS. MARKET RENT
                                   Suburban Portfolio

                                   [GRAPHIC OMITTED]

                             LONG ISLAND    WESTCHESTER    NEW JERSEY
                             -----------    -----------    ----------
         Expiring Rent (1)      $23.94         $22.56        $21.10
         Market Rent (2)        $30.45         $29.13        $29.69
         Increase                   27%            29%           41%


        Source: Cushman & Wakefield


        (1) Represents average rents for leases expiring over the next 5.5 years
        (2) Average asking rents as provided by Cushman & Wakefield. There can be no assurance the Company's properties can achieve such average asking rents.

RECKSON ASSOCIATES REALTY CORP.
LEASE EXPIRATION COMPARISON
JUNE 30, 2001



                          EXPIRING RENT VS. MARKET RENT
                              CBD OFFICE PORTFOLIO

                                [GRAPHIC OMITTED]

                                Connecticut      New York City
                                -----------      -------------
       Expiring Rent (1)          $25.44             $33.59
       Market Rent (2)            $42.74             $60.18
       Increase                       68%                79%


       Source: Cushman & Wakefield


(1)  Represents average rents for leases expiring over the next 5.5 years

(2) Average asking rents as provided by Cushman & Wakefield. There can be no assurance the Company's properties can achieve such average asking rents.

RECKSON ASSOCIATES REALTY CORP.
PORTFOLIO SNAPSHOT (BASED ON 2nd QUARTER 2001)

[GRAPHICS OMITTED]


GEOGRAPHIC DISTRIBUTION            PROPERTY TYPE                CBD VS SUBURBAN (OFFICE SPACE ONLY)
-----------------------            -------------                ----------------------------------
SQUARE FEET                        SQUARE FEET                  SQUARE FEET
Long Island            49%         Office         68%           CBD                37%
New York City          16%         Industrial     32%           Suburban           63%
Westchester            16%
Connecticut             7%
New Jersey             12%

TOTAL REVENUE                      TOTAL REVENUE                TOTAL REVENUE
Long Island            34%         Office         89%           CBD                44%
New York City          28%         Industrial     11%           Suburban           56%
Westchester            18%
Connecticut             8%
New Jersey             12%

NET OPERATING INCOME               NET OPERATING INCOME         NET OPERATING INCOME
Long Island            33%         Office         85%           CBD                42%
New York City          25%         Industrial     15%           Suburban           58%
Westchester            19%
Connecticut             9%
New Jersey             14%

FUNDS FROM OPERATIONS              FUNDS FROM OPERATIONS        FUNDS FROM OPERATIONS
Long Island            33%         Office         88%           CBD                47%
New York City          31%         Industrial     12%           Suburban           53%
Westchester            17%
Connecticut             7%
New Jersey             12%


RECKSON ASSOCIATES REALTY CORP.
PORTFOLIO SNAPSHOT - ADJUSTED FOR MINORITY INTEREST IN TRI-STATE JOINT VENTURE TRANSACTION AND 919 3RD AVENUE FREE RENT ADDBACK

[GRAPHICS OMITTED]

GEOGRAPHIC DISTRIBUTION                             PROPERTY TYPE             CBD VS SUBURBAN (OFFICE SPACE ONLY)
-----------------------                             -------------             -----------------------------------
SQUARE FEET                                         SQUARE FEET               SQUARE FEET
Long Island                       49%               Office         67%        CBD             37%
New York City                     17%               Industrial     33%        Suburban        63%
Westchester                       16%
Connecticut                        7%
New Jersey                        11%

TOTAL REVENUE                                       TOTAL REVENUE             TOTAL REVENUE
Long Island                       31%               Office         88%        CBD             48%
New York City                     32%               Industrial     12%        Suburban        52%
Westchester                       17%
Connecticut                        8%
New Jersey                        12%

NET OPERATING INCOME                                NET OPERATING INCOME      NET OPERATING INCOME
Long Island                       31%               Office         88%        CBD             48%
New York City                     32%               Industrial     12%        Suburban        52%
Westchester                       18%
Connecticut                        7%
New Jersey                        12%

FUNDS FROM OPERATIONS                               FUNDS FROM OPERATIONS     FUNDS FROM OPERATIONS
Long Island                       31%               Office         87%        CBD             49%
New York City                     34%               Industrial     13%        Suburban        51%
Westchester                       17%
Connecticut                        7%
New Jersey                        11%



    NON-INCREMENTAL REVENUE GENERATING CAPITAL EXPENDITURES, TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS




The following table summarizes the expenditures incurred for capital expenditures for the entire portfolio and tenant improvements and leasing commissions for space leased at the Company's office and industrial properties for the six month period ended June 30,
2001 and the historical average of such capital expenditures, tenant improvements and leasing commissions for the years 1997 through 2000.


                                    NON-INCREMENTAL REVENUE GENERATING CAPITAL EXPENDITURES

                                                                                                    1997-2000
                                      1997              1998              1999           2000         average     2001
                                   ----------        ----------        ----------     ----------   ----------  ----------
   Suburban Office Properties
     Total                         $1,108,675        $2,004,976        $2,298,899     $3,289,116   $2,175,417  $1,443,882
     Per Square Foot                     0.22              0.23              0.23           0.33         0.25        0.14

   CBD Office Properties
     Total                                N/A               N/A               N/A     $  946,718   $  946,718  $  641,809
     Per Square Foot                      N/A               N/A               N/A           0.38         0.38        0.18

  Industrial Properties
     Total                         $  733,233        $1,205,266        $1,048,688     $  813,431   $  950,155  $  309,398
     Per Square Foot                     0.15              0.12              0.11           0.11         0.12  $     0.05



                                 NON-INCREMENTAL REVENUE GENERATING TENANT IMPROVEMENTS AND LEASING COMMISSIONS

                                                                                    1997-2000
                                      1997        1998         1999        2000       average         2001          New     Renewal
                                   ----------  ----------   ----------  ----------   ----------    ----------    ---------- --------
  Long Island Office Properties
    Tenant Improvements            $  784,044  $1,140,251   $1,009,357  $2,853,706   $1,466,840    $  702,596    $  544,453 $158,143
    Per Square Foot Improved             7.00        3.98         4.73        6.99         5.68          9.50         18.40     3.56
    Leasing Commissions              $415,822  $  418,191   $  551,762  $2,208,604   $  898,595      $333,643    $  138,377 $195,266
    Per Square Foot Leased               4.83        1.46         2.59        4.96         3.46          4.51          4.68     4.40
                                   ----------  ----------   ----------  ----------   ----------    ----------    ---------- --------
     Total Per Square Foot             $11.83  $     5.44   $     7.32  $    11.95   $     9.14    $    14.01    $    23.08 $  7.96
                                   ==========  ==========   ==========  ==========   ==========    ==========    ========== ========

  Westchester Office Properties
    Tenant Improvements            $1,211,665  $  711,160   $1,316,611  $1,860,027   $1,274,866    $1,358,938    $1,024,643 $334,295
    Per Square Foot Improved              8.9        4.45         5.62        5.72         6.17          6.06          7.94     3.51
    Leasing Commissions              $366,257  $  286,150   $  457,730  $  412,226   $  380,591    $   39,295    $   39,295  $     0
    Per Square Foot Leased               2.69        1.79         1.96           3         2.36          0.17          0.30       --
                                   ----------  ----------   ----------  ----------   ----------    ----------    ---------- --------
     Total Per Square Foot             $11.59  $     6.24   $     7.58  $     8.72   $     8.53    $     6.23    $     8.24 $   3.51
                                   ==========  ==========   ==========  ==========   ==========    ==========    ========== ========

  Connecticut Office Properties
    Tenant Improvements            $1,022,421  $  202,880   $  179,043  $  385,531   $  447,469    $  175,648    $  133,543 $ 42,105
    Per Square Foot Improved            13.39        5.92         4.88        4.19         7.10          2.14          5.63     0.72
    Leasing Commissions              $256,615  $  151,063   $  110,252  $  453,435   $  242,841    $  182,516    $  118,463 $ 64,053
    Per Square Foot Leased               3.36        4.41         3.00        4.92         3.92          2.22          4.99     1.10
                                   ----------  ----------   ----------  ----------   ----------    ----------    ---------- --------
     Total Per Square Foot             $16.75  $    10.33   $     7.88       $9.11   $    11.02    $     4.36    $    10.62 $   1.81
                                   ==========  ==========   ==========  ==========   ==========    ==========    ========== ========

  New Jersey Office Properties
    Tenant Improvements                   N/A  $  654,877   $  454,054  $1,580,323   $  896,418    $  737,260    $  700,126 $ 37,134
    Per Square Foot Improved              N/A        3.78         2.29        6.71         4.26          5.30          7.97     0.73
    Leasing Commissions                   N/A  $  396,127   $  787,065  $1,031,950   $  738,381    $  904,348    $  675,116 $229,232
    Per Square Foot Leased                N/A        2.08         3.96        4.44         3.49          6.51          7.69     4.48
                                   ----------  ----------   ----------  ----------   ----------    ----------    ---------- --------
     Total Per Square Foot                N/A  $     5.86   $     6.25  $    11.15   $     7.75    $    11.81    $    15.66 $   5.21
                                   ==========  ==========   ==========  ==========   ==========    ==========    ========== ========

  New York City Office Properties
    Tenant Improvements                   N/A         N/A          N/A  $   65,267   $   65,267    $  738,800    $  738,800 $      0
    Per Square Foot Improved              N/A         N/A          N/A        1.79         1.79         17.20         17.20       --
    Leasing Commissions                   N/A         N/A          N/A  $  418,185   $  418,185    $1,025,394    $1,025,394 $      0
    Per Square Foot Leased                N/A         N/A          N/A       11.50        11.50         23.87         23.87       --
                                   ----------  ----------   ----------  ----------   ----------    ----------    ---------- --------
     Total Per Square Foot                N/A         N/A          N/A  $    13.29       N/A       $    41.07    $    41.07 $   0.00
                                   ==========  ==========   ==========  ==========   ==========    ==========    ========== ========

  Industrial Properties
    Tenant Improvements            $  230,466  $  283,842   $  375,646  $  650,216   $  385,043    $  141,640    $   34,650 $      0
    Per Square Foot Improved             0.55        0.76         0.25        0.95         0.63          0.70          0.26       --
    Leasing Commissions               $81,013  $  200,154   $  835,108  $  436,506   $  388,195    $  183,533    $   50,055 $      0
    Per Square Foot Leased               0.19        0.44         0.56        0.64         0.46          0.90          0.37       --
                                   ----------  ----------   ----------  ----------   ----------    ----------    ---------- --------
     Total Per Square Foot              $0.75  $     1.20   $     0.81  $     1.59   $     1.09    $     1.59    $     0.62 $   0.00
                                   ==========  ==========   ==========  ==========   ==========    ==========    ========== ========

                                MARKET STATISTICS
                                -----------------

Reckson Associates Realty Corp.


                                [GRAPHICS OMITTED]



                      LONG ISLAND
                   CLASS A STATISTICS                          1997        1998        1999        2000        2001
                   ------------------                          ----        ----        ----        ----        ----
              Average Asking Rental Rates                    $26.14      $27.23      $27.69      $28.86      $30.45
              Overall Vacancy                                   9.7%        6.7%        6.5%        8.4%       10.4%
              Direct Vacancy                                    8.7%        6.1%        5.6%        6.3%        7.7%


                      WESTCHESTER
                   CLASS A STATISTICS                          1997        1998        1999        2000        2001
                   ------------------                          ----        ----        ----        ----        ----

              Average Asking Rental Rates                    $25.14      $26.67      $27.23      $29.62      $29.13
              Overall Vacancy                                  15.6%       19.2%       16.3%       12.0%       13.7%
              Direct Vacancy                                   13.3%       16.4%       15.0%       10.7%       11.6%


                  SOUTHERN CONNECTICUT
                   CLASS A STATISTICS                          1997        1998        1999        2000        2001
                   ------------------                          ----        ----        ----        ----        ----

              Average Asking Rental Rates                    $28.96      $32.22      $31.78      $44.41      $42.74
              Overall Vacancy                                   5.7%        4.2%        4.7%        8.1%       12.4%
              Direct Vacancy                                    4.2%        3.6%        4.0%        7.2%        9.4%


                  NORTHERN NEW JERSEY
                   CLASS A STATISTICS                          1997        1998        1999        2000        2001
                   ------------------                          ----        ----        ----        ----        ----

              Average Asking Rental Rates                    $25.38      $27.42      $28.52      $29.66      $29.69
              Overall Vacancy                                   7.3%        7.5%        7.1%        9.9%       11.1%
              Direct Vacancy                                    4.7%        5.3%        4.6%        6.5%        6.2%



Source: Cushman & Wakefield

Reckson Associates Realty Corp.


                      LONG ISLAND SUBMARKETS CLASS A OFFICE
                              AVERAGE ASKING RENTS

                                [GRAPHIC OMITTED]



                                                       1997        1998         1999        2000        2Q01
                                                       ----        ----         ----        ----        ----
              Central Nassau County                  $28.79      $29.10       $29.93      $31.15      $31.60
              Western Suffolk County                 $26.55      $26.22       $27.34      $28.22      $30.90
              Eastern Nassau County                  $25.22      $27.49       $26.23      $28.75      $27.46


              Source: Cushman & Wakefield

              Note:         45% of Long Island office revenue is derived from Central Nassau properties
                            32% of Long Island office revenue is derived from Western Suffolk properties
                            7% of Long Island office revenue is derived from Eastern Nassau properties



Reckson Associates Realty Corp.


                      LONG ISLAND SUBMARKETS CLASS A OFFICE
                              DIRECT VACANCY RENTS

                                [GRAPHIC OMITTED]



                                           1997        1998        1999        2000        2Q01
                                           ----        ----        ----        ----        ----
        Central Nassau County               7.5%        5.1%        5.1%        4.7%        5.7%
        Western Suffolk County              7.7%        7.7%       11.6%       15.4%       17.7%
        Eastern Nassau County               6.4%        4.9%        0.9%        1.4%        1.2%


        Source: Cushman & Wakefield

        Note: 45% of Long Island office revenue is derived from Central Nassau properties
              32% of Long Island office revenue is derived from Western Suffolk properties
              7% of Long Island office revenue is derived from Eastern Nassau properties


Reckson Associates Realty Corp.



                      WESTCHESTER SUBMARKETS CLASS A OFFICE
                              AVERAGE ASKING RENTS

                               [GRAPHICS OMITTED]



                                          1997        1998        1999        2000        2Q01
                                          ----        ----        ----        ----        ----
           Central                      $22.39      $22.91      $27.07      $28.49      $28.22
           Tarrytown/Western            $24.43      $24.66      $27.30      $27.03      $26.25
           Eastern                      $26.53      $29.35      $27.70      $29.65      $29.72
           White Plains CBD             $25.09      $26.84      $27.44      $30.62      $29.76


           Source: Cushman & Wakefield


           Note: 29% of Westchester office revenue is derived from Tarrytown / Western properties
                 28% of Westchester office revenue is derived from Central properties
                 20% of Westchester office revenue is derived from White Plains properties
                 16% of Westchester office revenue is derived from Eastern properties


Reckson Associates Realty Corp.


                      WESTCHESTER SUBMARKETS CLASS A OFFICE
                              DIRECT VACANCY RENTS

                               [GRAPHICS OMITTED]



                                     1997        1998        1999        2000        2Q01
                                     ----        ----        ----        ----        ----
     Central                          5.7%       12.3%       13.5%       12.0%       17.9%
     Tarrytown / Western              7.9%        7.8%        8.0%        6.0%        9.0%
     Eastern                          8.6%       12.2%       10.1%        8.1%        6.5%
     White Plains CBD                25.7%       22.7%       22.6%       11.5%        9.7%


     Source: Cushman & Wakefield

     Note: 29% of Westchester office revenue is derived from Tarrytown / Western properties
           28% of Westchester office revenue is derived from Central properties
           20% of Westchester office revenue is derived from White Plains properties
           16% of Westchester office revenue is derived from Eastern properties


     Note: The 17.9% vacancy in Central Westchester is impacted by IBM selling a 383,000 owner occupied building. The location of this building is not easily accessible to major thoroughfares and employee bedroom communities. Excluding this building the vacany rate is 13.%


Reckson Associates Realty Corp.


                      NEW JERSEY SUBMARKETS CLASS A OFFICE
                              AVERAGE ASKING RENTS

                                [GRAPHIC OMITTED]

                       ESSEX COUNTY       BERGEN COUNTY        MERCER COUNTY
                       ------------       -------------        -------------
            1997             $26.47              $26.02               $23.01
            1998             $27.74              $27.37               $24.49
            1999             $28.78              $28.07               $27.46
            2000             $28.90              $29.41               $30.32
            2Q01             $29.53              $29.40               $29.86


            Source: Cushman & Wakefield


            Note: 52% of New Jersey office revenue is derived from Essex County office properties
                  14% of New Jersey office revenue is derived from Bergen County office properties
                  9% of New Jersey office revenue is derived from Mercer County office properties


Reckson Associates Realty Corp.


                      NEW JERSEY SUBMARKETS CLASS A OFFICE
                              DIRECT VACANCY RATES

                                [GRAPHIC OMITTED]

                      ESSEX COUNTY         BERGEN COUNTY         MERCER COUNTY
                      ------------         -------------         -------------
           1997              4.70%                 7.80%                 2.50%
           1998              3.30%                 6.80%                 1.50%
           1999              6.00%                 5.30%                 5.20%
           2000              9.60%                 5.10%                 6.30%
           2Q01              7.50%                 7.70%                 4.50%





           Source: Cushman & Wakefield


           Note: 52% of New Jersey office revenue is derived from Essex County office properties
                 14% of New Jersey office revenue is derived from Bergen County office properties
                 9% of New Jersey office revenue is derived from Mercer County office properties


Reckson Associates Realty Corp.



                     NEW YORK CITY SUBMARKETS CLASS A OFFICE
                              AVERAGE ASKING RENTS

                                [GRAPHIC OMITTED]



                                           1997        1998         1999        2000        2Q01
                                           ----        ----         ----        ----        ----
       Financial East                    $29.77      $40.21       $37.64      $52.90      $47.84
       Midtown West Side                 $33.10      $43.36       $48.28      $60.89      $57.65
       Midtown East Side                 $39.33      $47.85       $51.18      $61.46      $60.33
       6th Ave./Rockefeller Center       $43.62      $51.33       $53.12      $65.91      $71.32

       Source: Cushman & Wakefield

       Note: 40% of New York City office revenue is derived from Midtown West Side properties
             30% of New York City office revenue is derived from Midtown East Side properties
             17% of New York City office revenue is derived from 6th Ave./Rockefeller Center properties
             13% of New York City office revenue is derived from Financial East properties


Reckson Associates Realty Corp.

                                 NEW YORK CITY
                               CLASS A STATISTICS

                               [GRAPHICS OMITTED]




        FINANCIAL EAST                 1997          1998        1999        2000        2Q01
                                       ----          ----        ----        ----        ----
        Overall Vacancy                8.9%          7.3%        4.1%        2.1%        6.6%
        Direct Vacancy                 8.2%          6.6%        3.4%        1.4%        3.4%

        MIDTOWN WEST                   1997          1998        1999        2000        2Q01
                                       ----          ----        ----        ----        ----
        Overall Vacancy                6.9%          4.3%        6.0%        2.7%        4.4%
        Direct Vacancy                 3.7%          3.3%        4.6%        2.4%        2.7%

        MIDTOWN EAST                   1997          1998        1999        2000        2Q01
                                       ----          ----        ----        ----        ----
        Overall Vacancy                7.2%          8.0%        5.0%        2.6%        4.5%
        Direct Vacancy                 5.6%          6.0%        3.8%        1.9%        2.5%

        6TH AVE/ROCK CTR               1997          1998        1999        2000        2Q01
                                       ----          ----        ----        ----        ----
        Overall Vacancy                4.7%          5.0%        2.6%        1.2%        3.3%
        Direct Vacancy                 2.7%          2.2%        1.6%        0.9%        1.5%


        Source: Cushman & Wakefield

        Note: 40% of New York City office revenue is derived from Midtown West Side properties
              30% of New York City office revenue is derived from Midtown East Side properties
              17% of New York City office revenue is derived from 6th Ave./Rockefeller Center properties
              13% of New York City office revenue is derived from Financial East properties


                       VALUE CREATION PIPELINE STATISTICS
                       ----------------------------------

RECKSON ASSOCIATES REALTY CORP.
VALUE CREATION PIPELINE
June 30, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    ANTICIPATED           TOTAL
                                                                  ACRES /         INITIAL           INCREMENTAL        ANTICIPATED
STAGE/PROPERTY                                                   SQ. FEET        INVESTMENT          INVESTMENT        INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------
PROJECTS IN STABILIZATION PERIOD

Melville Expressway Corporate Center, Melville NY ( Phase I )     277,500         $4,250,000         $39,196,000       $43,446,000

------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN STABILIZATION PERIOD                            277,500         $4,250,000         $39,196,000       $43,446,000
------------------------------------------------------------------------------------------------------------------------------------

PROJECTS UNDER DEVELOPMENT OR REPOSITIONING

103 JFK Expressway, Short Hills, NJ                               129,508        $21,025,000          $8,975,000      $30,000,000

400 Moreland Road, Commack, NY                                     56,875         $1,562,000          $1,405,000       $2,967,000

------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS UNDER DEVELOPMENT OR REPOSITIONING                 186,383        $22,587,000         $10,380,000      $32,967,000
------------------------------------------------------------------------------------------------------------------------------------

PROJECTS IN PLANNING

Melville Square Corporate Center II, Melville, NY                 255,000         $5,732,621         $27,927,379      $33,660,000


University Square , Princeton, NJ                                 315,000         $4,657,300         $45,739,700      $50,397,000


Melville Expressway Corporate Center, Melville, NY ( Phase II )   277,500         $4,250,000         $45,040,000      $49,290,000

Reckson Executive Park, Rye Brook, NY                             345,000         $8,000,000         $47,799,000      $55,799,000

AIP 2001, Islip, NY                                                71,000           $650,000          $5,042,000       $5,692,000


Landmark 7, Stamford, CT                                           61,000                 $0         $13,208,000      $13,208,000

------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN PLANNING                                      1,324,500        $23,289,921        $184,756,079     $208,046,000
------------------------------------------------------------------------------------------------------------------------------------

LAND

70 Andrews Road, Hicksville, NY                                       3.8           $487,500          $2,821,500       $3,309,000

Giralda Farms, Morris County, NJ (2)                                   40         $5,000,000         $75,091,000      $80,091,000

Old Willets Path, Hauppauge, NY                                         2           $595,000          $2,400,000       $2,995,000

Eagle Rock 3, East Hanover, NJ                                         15         $2,808,904         $14,816,096      $17,625,000

AIP Recapture, Islip, NY                                              4.2                 $0                  $0               $0

AIP, Islip NY                                                         3.8                 $0          $2,200,000       $2,200,000

AIP, Islip NY                                                           2                 $0          $1,400,000       $1,400,000

East Patchogue, East Patchogue, NY                                     23                 $0                  $0               $0

40 Cragwood, South Plainfield, NJ                                       7                 $0                  $0               $0


------------------------------------------------------------------------------------------------------------------------------------
TOTAL LAND                                                          100.8         $8,891,404         $98,728,596     $107,620,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED PIPELINE                                                        $59,018,325        $333,060,675     $392,079,000
------------------------------------------------------------------------------------------------------------------------------------

Investments that reached realization this quarter

50 Marcus Dr                 163,762 sf
100 Grasslands                47,690 sf

------------------------------------------------------------------------------------------------------------------------------------
TOTAL REALIZED VALUE CREATION PROJECTS                          8,254,990        767,805,720         297,368,083    1,065,173,803
------------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
                                                                          INVESTMENT  ANTICIPATED
                                                                              TO       STABILIZED    CURRENT
STAGE/PROPERTY                                                               DATE       RETURN (1)  OCCUPANCY
------------------------------------------------------------------------------------------------------------------------------------
PROJECTS IN STABILIZATION PERIOD
--------------------------------

Melville Expressway Corporate Center Melville NY ( Phase I )              $40,331,840     12.0%       31.0%

------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN STABILIZATION PERIOD                                    $40,331,840     12.0%
------------------------------------------------------------------------------------------------------------------------------------

PROJECTS UNDER DEVELOPMENT OR REPOSITIONING
-------------------------------------------

103 JFK Expressway, Short Hills, NJ                                       $22,051,071     10.0%        0.0%

400 Moreland Road, Commack, NY                                             $2,984,408     12.0%        0.0%

------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS UNDER DEVELOPMENT OR REPOSITIONING                         $25,035,479     10.2%
------------------------------------------------------------------------------------------------------------------------------------

PROJECTS IN PLANNING
--------------------

Melville Square Corporate Center II, Melville, NY                          $7,260,645     12.5%        0.0%


University Square , Princeton, NJ                                         $16,270,596     12.0%        0.0%


Melville Expressway Corporate Center, Melville, NY ( Phase II )            $8,594,309     13.0%        0.0%

Reckson Executive Park, Rye Brook, NY                                     $14,434,500     12.0%        0.0%

AIP 2001, Islip, NY                                                        $2,201,167     12.0%        0.0%


Landmark 7, Stamford, CT                                                      $21,242     12.5%        0.0%

------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN PLANNING                                                $48,782,459     12.3%
------------------------------------------------------------------------------------------------------------------------------------

LAND
----

70 Andrews Road, Hicksville, NY                                            $1,011,741     12.0%

Giralda Farms , Morris County, NJ (2)                                     $13,794,434     11.0%

Old Willets Path, Hauppauge, NY                                              $771,195     12.0%

Eagle Rock 3, East Hanover, NJ                                             $3,965,412     12.0%

AIP Recapture, Islip, NY                                                           $0     12.0%

AIP, Islip NY                                                                      $0     12.0%

AIP, Islip NY                                                                      $0     12.0%

East Patchogue, East Patchogue, NY                                                 $0     12.0%

40 Cragwood, South Plainfield, NJ                                                  $0     12.0%


------------------------------------------------------------------------------------------------------------------------------------
TOTAL LAND                                                                $19,542,782     11.3%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED PIPELINE                                                $133,692,560     11.8%
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL REALIZED VALUE CREATION PROJECTS                                  1,065,173,803     12.3%       98.3%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------


STAGE/PROPERTY                                                           BUSINESS PLAN
------------------------------------------------------------------------------------------------------------------------------------

PROJECTS IN STABILIZATION PERIOD
--------------------------------

Melville Expressway Corporate Center Melville NY ( Phase I )       Complete lease up of building.

------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN STABILIZATION PERIOD
------------------------------------------------------------------------------------------------------------------------------------

PROJECTS UNDER DEVELOPMENT OR REPOSITIONING
-------------------------------------------

103 JFK Expressway, Short Hills, NJ                                Reposition 129,508 SF office building.

400 Moreland Road, Commack, NY                                     Reposition vacant industrial property

------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS UNDER DEVELOPMENT OR REPOSITIONING
------------------------------------------------------------------------------------------------------------------------------------

PROJECTS IN PLANNING
--------------------

Melville Square Corporate Center II, Melville, NY                  Development of 255,000 SF office building


University Square , Princeton, NJ                                  Commenced development on a 315,000 SF office building


Melville Expressway Corporate Center, Melville, NY ( Phase II )    Phase II of commercial land zoned for 550,000 SF office
                                                                   development.

Reckson Executive Park, Rye Brook, NY                              Commercial land zoned for 345,000 SF office development.
                                                                   Actively marketing to build to suits

AIP 2001, Islip, NY                                                Development of a 71,000 SF industrial building.  This represents the last remaining parcel in a development which includes 3 fully leased industrial buildings encompassing 442,000 SF

Landmark 7, Stamford, CT                                           Develop 61,000 sf building adjacent to existing Landmark Square office complex.

------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN PLANNING
------------------------------------------------------------------------------------------------------------------------------------

LAND
----

70 Andrews Road, Hicksville, NY                                    Development of 50,000 SF building

Giralda Farms , Morris County, NJ (2)                              Commercial land zoned for 430,000 SF office development.
                                                                   Presently marketing to corporate users

Old Willets Path, Hauppauge, NY                                    Commercial land zoned for 30,000 SF industrial development.

Eagle Rock 3, East Hanover, NJ                                     Development of 115,000 SF office building

AIP Recapture, Islip, NY                                           Land lease to alternative use ( hotel , retail )

AIP, Islip NY                                                      Development of 43,000 SF office/R&D use

AIP, Islip NY                                                      Development of 30,000 SF office/R&D use

East Patchogue, East Patchogue, NY                                 Intended for sale

40 Cragwood, South Plainfield, NJ                                  Intended for sale


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------
                                                                    ESTIMATED MONTHS
                                                                     TO COMPLETION/
STAGE/PROPERTY                                                       STABILIZATION
-------------------------------------------------------------------------------------
PROJECTS IN STABILIZATION PERIOD
--------------------------------

Melville Expressway Corporate Center Melville NY ( Phase I )             8 - 12

-------------------------------------------------------------------------------------
TOTAL PROJECTS IN STABILIZATION PERIOD


PROJECTS UNDER DEVELOPMENT OR REPOSITIONING
-------------------------------------------

103 JFK Expressway, Short Hills, NJ                                     12 - 18

400 Moreland Road, Commack, NY                                          12 - 18

-------------------------------------------------------------------------------------
TOTAL PROJECTS UNDER DEVELOPMENT OR REPOSITIONING
-------------------------------------------------------------------------------------

PROJECTS IN PLANNING
--------------------

Melville Square Corporate Center II, Melville, NY                        24 - 30


University Square , Princeton, NJ                                        24 - 36


Melville Expressway Corporate Center, Melville, NY ( Phase II )          18 - 30

Reckson Executive Park, Rye Brook, NY                                    18 - 36

AIP 2001, Islip, NY                                                      12 - 24

Landmark 7, Stamford, CT                                                 18 - 24

-------------------------------------------------------------------------------------
TOTAL PROJECTS IN PLANNING
-------------------------------------------------------------------------------------

LAND
----

70 Andrews Road, Hicksville, NY                                            18

Giralda Farms , Morris County, NJ (2)                                    30 - 36

Old Willets Path, Hauppauge, NY                                            18

Eagle Rock 3, East Hanover, NJ                                           24 - 36

AIP Recapture, Islip, NY                                                   36

AIP, Islip NY                                                              36

AIP, Islip NY                                                              36

East Patchogue, East Patchogue, NY                                         48

40 Cragwood, South Plainfield, NJ                                          60

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------


-------------------------------------------------


-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------


(1) Forward looking statement based upon management's estimates. Actual results may differ materially.
(2) Excludes $3.7 million of purchase price which is allocated to 113 acres on which an additional 650,000 SF of office space can be developed.


                                       39